Securities Act File No. 333-[_____]
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐   Pre-Effective Amendment No. __   ☐   Post-Effective Amendment No. __
(Check appropriate box or boxes)
__________________________________________________________________
BNY MELLON MUNICIPAL FUNDS, INC.
(Exact Name of Registrant as Specified in its Charter)
Registrant's Telephone Number, including Area Code: (212) 922-6000
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)
Jeff Prusnofsky, Esq.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)
COPY TO:
David Stephens, Esq.
Stradley Ronon Stevens & Young, LLP
100 Park Avenue
New York, New York 10017
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective on April 14, 2025 pursuant to Rule 488 under the Securities Act of 1933.
No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

SUBJECT TO COMPLETION DATED MARCH 10, 2025
BNY MELLON MUNICIPAL INCOME, INC.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
1-800-373-9387
www.bny.com/investments/closed-end-funds.html
Dear Shareholder:
As a shareholder of BNY Mellon Municipal Income, Inc. (the "Fund"), a closed-end investment company organized as a Maryland corporation, you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), an open-end investment company, in exchange solely for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") is the investment adviser to the Acquiring Fund and the Fund.  Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, is the sub-adviser to the Acquiring Fund and the Fund.  BNYM Investment Adviser and INA are wholly-owned subsidiaries of The Bank of New York Mellon Corporation.  The Acquiring Fund is a series of BNY Mellon Municipal Funds, Inc. (the "Acquiring Company"), an open-end investment company organized as a Maryland corporation.
At the June 2024 Annual Stockholders Meeting, Fund shareholders approved a non-binding proposal that the Fund's Board of Directors consider measures to allow shareholders to "monetize" their shares at or close to net asset value.  After reviewing various options at the direction of the Fund's Board, management of BNYM Investment Adviser recommended to the Fund's Board of Directors the proposed reorganization of the Fund with and into the Acquiring Fund, which would be tax-free for federal income tax purposes for Fund shareholders, as the best option in response to shareholders' recommendation that the Fund's Board consider measures to allow shareholders to "monetize" their shares at or close to net asset value.  Accordingly, management of BNYM Investment Adviser recommended to the Fund's Board of Directors and the Acquiring Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.  After review, the Fund's Board of Directors and the Acquiring Company's Board of Directors have each unanimously determined that the reorganization of the Fund is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and approved the reorganization of the Fund.  If the reorganization of the Fund is approved by Fund shareholders, the Fund's common shares would stop trading on the New York Stock Exchange on or about June 18, 2025 and the reorganization of the Fund would occur on or about June 20, 2025.  Following the reorganization, the Fund would be liquidated and dissolved.
If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Holders of common shares of the Fund will receive Class A shares of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value attributable to the shareholder's common shares of the Fund.  Following the consummation of the reorganization, Fund shareholders (as shareholders of the Acquiring Fund) will be able to redeem shares received in the reorganization at net asset value, without any sales charges, redemption fees or required holding period, on each day the Acquiring Fund is open for business.
Management of BNYM Investment Adviser believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund that provides them with the ability to achieve liquidity for their common shares at net asset value.  Moreover, the Acquiring Fund has a lower management fee than the Fund and the Acquiring Fund's Class A shares had a lower total annual expense ratio than the Fund's common shares, based on the expenses of each fund as of December 31, 2024.  The Fund ordinarily invests all of its net assets in municipal obligations that provide income exempt from federal income tax, although the income may be subject to the federal alternative minimum tax ("AMT").  The Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income taxes and the federal AMT.  The Acquiring Fund's Class A shares, at net asset value (without reflecting imposition of the maximum sales charge), outperformed the Fund's common shares, at net asset value, for the one- and five-year periods, but underperformed the Fund's common shares, at net asset value, for the ten-year period, ended December 31, 2024.  Based on market price, the Fund's common shares outperformed the Acquiring Fund's Class A shares, at net asset value (without reflecting imposition of the maximum sales charge), for the one-year period, but underperformed the Acquiring Fund's Class A shares for the five- and ten-year periods, ended December 31, 2024.  Management of BNYM Investment Adviser believes that, as a result of becoming shareholders in a substantially larger combined fund, the reorganization also should enable Fund shareholders to benefit from more efficient portfolio management.  As a result, management of BNYM Investment Adviser recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund.
After review, the Fund's Board of Directors has unanimously approved the proposed reorganization of the Fund.  The Fund's Board of Directors has determined that the proposed reorganization is the best option in response to shareholders' recommendation that the Board consider measures to allow shareholders to "monetize" their shares at or close to net asset value.  The Fund's Board of Directors believes that the proposed reorganization of the Fund with and into the Acquiring Fund will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund that has a lower management fee and a lower total annual expense ratio than the Fund and provides them with the ability to achieve liquidity for their common shares at net asset value.  In approving the reorganization, the Fund's Board of Directors determined that the reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  The Fund's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the reorganization.
Your vote is extremely important, no matter how large or small your Fund holdings.  By authorizing a proxy to vote your shares promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.
To vote, you may use any of the following methods:
•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	Over the Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	At the Meeting. You will not be able to physically attend the meeting, but you may attend the meeting virtually and vote over the Internet during the meeting.
The meeting will be conducted over the Internet in a virtual meeting format only.  However, if it is determined that the meeting will be held in person, we will make an announcement in the manner discussed in the Notice of Special Meeting of Stockholders.

We encourage you to vote over the Internet or by telephone using the number that appears on your proxy card.  If you later decide to attend the meeting virtually, you may revoke your proxy and vote your shares over the Internet during the meeting.  Whichever voting method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.
Further information about the proposed reorganization is contained in the enclosed materials, which you should carefully review before you vote.  If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Equiniti Fund Solutions, at 1-866-796-7181. Thank you.
Sincerely,
/s/ David DiPetrillo
David DiPetrillo President BNY Mellon Municipal Income, Inc.
April 28, 2025

PROPOSED REORGANIZATION OF
BNY MELLON MUNICIPAL INCOME, INC.
 With and Into
BNY MELLON AMT-FREE MUNICIPAL BOND FUND
QUESTIONS AND ANSWERS
The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.
WHAT WILL HAPPEN TO MY BNY MELLON MUNICIPAL INCOME, INC. INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?
You will become a shareholder of BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), an open-end investment company managed by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), on or about June 20, 2025 (the "Closing Date"), and will no longer be a shareholder of BNY Mellon Municipal Income, Inc., a closed-end investment company organized as a Maryland corporation (the "Fund").  You will receive the Class A shares of the Acquiring Fund for your shares of common stock, par value $0.001 per share (the "common shares"), of the Fund, with an aggregate net asset value equal to the aggregate net asset value of your common shares of the Fund as of the Closing Date.  The Fund will then cease operations and be dissolved, in connection with which it will terminate its registration with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act").  The Acquiring Fund is a series of BNY Mellon Municipal Funds, Inc. (the "Acquiring Company"), an open-end investment company organized as a Maryland corporation.
The Acquiring Fund currently also offers Class C shares, Class I shares, Class Y shares and Class Z shares, none of which will be issued in the reorganization.  Class A shares were chosen as the share class to be received by Fund shareholders based on eligibility and expense considerations.  Class A shares of the Acquiring Fund are generally available through financial intermediaries, whereas Class I shares, Class Y shares and Class Z shares of the Acquiring Fund are limited to certain types of investors.  Class C shares of the Acquiring Fund are also generally available through financial intermediaries, but have higher total annual fund operating expenses than Class A shares.
WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION OF THE FUND FOR ME?
The Fund's Board of Directors (the "Board") believes that the proposed reorganization is the best option in response to shareholders' recommendation that the Board consider measures to allow shareholders to "monetize" their shares at or close to net asset value.  Following the consummation of the reorganization, former Fund shareholders (as shareholders of the Acquiring Fund) will be able to redeem shares received in the reorganization at net asset value, without any sales charges, redemption fees or required holding period, on each day the Acquiring Fund is open for business.
The Board believes that the proposed reorganization of the Fund with and into the Acquiring Fund will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund that is also managed by BNYM Investment Adviser and sub-advised by Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, and provides them with the ability to achieve liquidity for their common shares at net asset value.  As of December 31, 2024, the Acquiring Fund had approximately $1.92 billion in net assets and the Fund had approximately $158.2 million in net assets

(approximately $241.7 million in gross assets including leverage). The Acquiring Fund has a lower management fee than the Fund and the Acquiring Fund's Class A shares had a lower total annual expense ratio than the Fund's common shares, as of December 31, 2024.  See "Will the Proposed Reorganization of the Fund Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.  Although past performance is no guarantee of future results, the Acquiring Fund's Class A shares (without reflecting imposition of the maximum sales charge) outperformed the Fund's common shares, at net asset value, for the one- and five-year periods, but underperformed the Fund's common shares, at net asset value, for the ten-year period, ended December 31, 2024.  Based on market price, the Fund's common shares outperformed the Acquiring Fund's Class A shares (without reflecting imposition of the maximum sales charge) for the one-year period, but underperformed the Acquiring Fund's Class A shares for the five- and ten-year periods, ended December 31, 2024.  The Acquiring Fund's Class A shares (reflecting imposition of the maximum sales charge) underperformed the Fund's common shares for each such period, except for the five-year period when the Acquiring Fund's Class A shares outperformed the Fund's common shares at market price. See "Summary—Past Performance" in the Prospectus/Proxy Statement.  The reorganization also would eliminate the discounts to net asset value at which the Fund's common shares frequently traded and Fund shareholders who become shareholders of the Acquiring Fund would be permitted to redeem, purchase or exchange Acquiring Fund shares received in the reorganization at the then-current net asset value.  Management of BNYM Investment Adviser also believes that, by combining the Fund with the Acquiring Fund, shareholders of the Fund should benefit from more efficient portfolio management.  The reorganization should enable INA, as the Acquiring Fund's and the Fund's sub-adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions.
WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN AN OPEN-END INVESTMENT COMPANY AND A CLOSED-END INVESTMENT COMPANY?
Common shares of closed-end investment companies, such as the Fund, are generally listed for trading on a securities exchange, such as the New York Stock Exchange (the "NYSE"), where such shares may be purchased and sold through broker-dealers at prevailing market prices, which may be equal to, greater than (premium) or less than (discount) net asset value.  The Fund's common shares are listed on the NYSE under the symbol "DMF".  If the reorganization is approved by shareholders, prior to consummation of the reorganization, the Fund's common shares will stop trading on, and be delisted from, the NYSE.  Exchange-listed closed-end funds typically do not engage in a continuous offering of new shares, and the common shares of such closed-end funds are not redeemable from the fund, and thus closed-end funds operate with a relatively fixed capitalization.  In contrast, open-end investment companies, such as the Acquiring Fund, engage in a continuous offering of new shares and their shares are redeemable securities.  Shares of open-end funds are not listed for trading on a securities exchange but rather can be purchased and sold (redeemed) directly from the fund or through financial intermediaries at net asset value, less any applicable sales charges.  Class A shares of the Acquiring Fund are not listed and do not trade on any securities exchange but rather are purchased and redeemed directly from the Acquiring Fund or through financial intermediaries at net asset value, less applicable sales charges.
Investors may pay brokerage commissions in connection with the purchase and sale of Fund common shares on the NYSE.  Certain open-end fund share classes may be subject to a front-end sales charge or contingent deferred sales charge ("CDSC").  In addition, an open-end fund is permitted to finance the distribution of its shares by adopting a plan under Rule 12b-1 under the 1940 Act, subject to shareholder approval.  An open-end fund also is permitted to adopt a shareholder services plan in connection with the provision of services to the fund's shareholders.  Distribution and shareholder service plan fees are generally used to compensate financial intermediaries for providing distribution and shareholder services, respectively.  Class A shares of the Acquiring Fund are subject to a front-end sales charge or CDSC and a shareholder services
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plan for shareholder services and/or maintaining shareholder accounts.  No sales charge, redemption fee or CDSC will be imposed on Fund shareholders at the time of the reorganization.
Certain additional differences exist between how closed-end funds and open-end funds are permitted to operate under the 1940 Act.  Unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests.  Many open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise.  Because closed-end funds do not have to meet redemption requests, their cash reserves can be minimal (normally depending on management's perception of market conditions).
Open-end funds typically provide more services to their shareholders than closed-end funds.  These services generally include enabling shareholders to exchange their shares of one fund for shares of another fund that is part of the same family of open-end funds.  As a shareholder of the Acquiring Fund, you will have the ability to exchange your shares for shares of other open-end funds in the BNY Mellon Family of Funds, which currently consists of approximately 75 separate portfolios, with different investment objectives, management policies and strategies.
As a closed-end fund listed on the NYSE, the Fund is required by the rules of the NYSE and Maryland law to hold annual meetings of its shareholders.  Except when required for certain 1940 Act matters (e.g., less than a majority of the total number of directors were elected by the shareholders or if a change were sought in the fundamental investment policies), open-end funds are not required to hold shareholder meetings.  The Acquiring Fund does not hold annual shareholder meetings and, thus, does not incur the costs associated with holding an annual meeting and proxy solicitation.
Open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments.  Closed-end funds are not subject to Rule 22e-4, and the Fund generally may invest in illiquid investments without limit.  As of December 31, 2024, neither fund held any illiquid investments.
Closed-end funds are generally permitted to use leverage to a greater extent than open-end funds and may issue preferred shares and debt securities in addition to common shares.  In doing so, closed-end funds are subject to leverage risk which can magnify the effect of any losses.  If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return of the closed-end fund will be less than if leverage had not been used.  To leverage, the Fund issued on July 12, 2023 Variable Rate MuniFund Term Preferred Shares ("VMTP Shares"), a type of preferred stock, and invests in tender option bonds ("TOB") issued by special purpose trusts.  A TOB is the common phrase for a security issued by a TOB trust into which the Fund deposits tax-exempt municipal bonds, which then issues two types of securities: a short-term variable rate demand note and a residual interest bond (the inverse floater) retained by the Fund which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  On April 2, 2025, all outstanding VMTP Shares were redeemed by the Fund pursuant to their terms.  The Acquiring Fund may invest in TOBs, but may not issue preferred shares.
DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?
The Acquiring Fund and the Fund have similar investment objectives, management policies and strategies.  However, the investment practices and limitations of each fund are not identical.  The Fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.  The Acquiring Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.  Each fund's investment objective is a
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fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.
Under normal market conditions, the Fund invests at least 80% of its net assets in municipal obligations.  The Fund ordinarily invests all of its net assets in municipal obligations that provide income exempt from federal income tax, although the income may be subject to the federal alternative minimum tax ("AMT").  To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax and the federal AMT.  As of December 31, 2024, 13.01% of the Fund's assets and 12.66% of the Acquiring Fund's assets were invested in municipal bonds subject to the federal AMT.
Under normal market conditions, the Fund ordinarily invests all of its net assets in municipal obligations considered, at the time of purchase, investment grade by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch") or the unrated equivalent as determined by INA, in the case of bonds, and in the two highest rating categories of S&P, Moody's or Fitch or the unrated equivalent as determined by INA, in the case of short term obligations having or deemed to have maturities of less than one year.  The Fund's ability to invest in lower rated municipal securities was limited, prior to April 2, 2025, as a condition to S&P's rating the Fund's VMTP Shares at least "AA" or the equivalent long-term issue credit rating.  The Acquiring Fund invests at least 65% of its net assets in municipal bonds rated, at the time of purchase, "A" or higher by S&P, Moody's or Fitch or the unrated equivalent as determined by INA.  The Acquiring Fund may invest up to 35% of its net assets in municipal bonds rated below "A", including bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by INA.  As of December 31, 2024, the average credit quality rating of the Fund's and the Acquiring Fund's portfolio was "A" and "A+", respectively.  As of such date, the Fund did not own any securities that were rated below investment grade and 5.74% of the Acquiring Fund's assets were invested in securities that were rated below investment grade (or the unrated equivalent as determined by INA).
The Fund emphasizes investments in municipal obligations with long term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment.  The dollar-weighted average maturity of the Acquiring Fund's portfolio normally exceeds ten years, but the Acquiring Fund may invest without regard to maturity.  As of December 31, 2024, the dollar-weighted average portfolio maturity and the average portfolio duration were 21.04 years and 13.09 years, respectively, for the Fund and 17.28 years and 6.04 years, respectively, for the Acquiring Fund.  A bond's maturity is the length of time until the principal must be fully repaid with interest.  Dollar-weighted average maturity is an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.  Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.  Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.
The Fund utilizes leverage to seek to enhance the yield and net asset value of its common shares.  To leverage, the Fund issued VMTP Shares and invests in TOBs.  As of December 31, 2024, the Fund utilized leverage in an amount of approximately 34.5% of its net assets, which consisted of approximately 12.5% in VMTP Shares and approximately 22.0% in TOBs.  As of April 2, 2025, all outstanding VMTP Shares were redeemed by the Fund.  As of December 31, 2024, the Fund had approximately $53,225,000 in inverse floating rate TOBs.  It is not expected that the Fund would unwind any of these positions prior to the reorganization.  As an open-end fund, the Acquiring Fund is prohibited from issuing preferred shares and currently does not engage in other forms of leverage.  The Acquiring Fund may hold TOBs.  If the reorganization is approved by Fund shareholders and consummated, it is anticipated that the Acquiring Fund will retain the Fund's TOBs, which will be transferred by the Fund to the Acquiring Fund in the reorganization and would represent leverage in an amount of approximately 3% of the Acquiring Fund's net assets.
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If the reorganization were consummated as of December 31, 2024, assuming the sale of portfolio securities by the Fund sufficient to redeem all of the outstanding VMTP Shares had occurred at that time, (x) approximately 12.83% of the Acquiring Fund's assets would have been invested in municipal bonds subject to AMT, (y) the average credit quality rating of the Acquiring Fund's portfolio would have been A+, and (z) the dollar-weighted average maturity and the average duration of the Acquiring Fund's portfolio would have been 17.98 years and 6.38 years, respectively.
INA, as each fund's sub-adviser, uses substantially similar investment approaches and processes to buy and sell municipal bonds for the funds' portfolios.  Portfolio construction focuses on income opportunities, through analysis of each bond's structure, including close attention to each bond's yield, maturity and early redemption features.  When making new investments for either fund, INA focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting.
The risks associated with an investment in the Acquiring Fund and the Fund are similar but not identical.  Because the Fund is a closed-end fund it has risks associated with the market value premium/discount of the Fund's common shares from their net asset value, which are not applicable to an open-end fund like the Acquiring Fund, and has increased risks associated with greater flexibility regarding the use of leverage.  Because the Acquiring Fund may invest a higher percentage of its assets in municipal bonds rated below investment grade than the Fund, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities to a greater extent than the Fund.  High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  In addition, the larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Acquiring Fund's investment flexibility and the scope of its investment opportunities.  See "Summary—Comparison of the Acquiring Fund and the Fund—Principal Investment Risks" in the Prospectus/Proxy Statement.
BNYM Investment Adviser is the investment adviser to the Acquiring Fund and the Fund.  BNYM Investment Adviser has engaged its affiliate, INA, to serve as the sub-adviser to the Acquiring Fund and the Fund and provide day-to-day management of the Acquiring Fund's and the Fund's investments.  Jeffrey Burger and Daniel Rabasco, CFA are the primary portfolio managers of the Fund.  Thomas Casey and Mr. Rabasco are the Acquiring Fund's primary portfolio managers and will manage the combined fund after the reorganization is consummated.  BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Investment Adviser, distributes the shares of the Acquiring Fund.  See "Fund Details—Investment Adviser and Sub-Adviser" and "—Primary Portfolio Managers" in the Prospectus/Proxy Statement.
For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.
WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?
The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  In connection with the redemption of the VMTP Shares, the
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Fund sold portfolio securities representing approximately $30 million of the Fund's net assets to redeem all of the Fund's outstanding VMTP Shares (or approximately 19% of the Fund's net assets) as of April 2, 2025.  Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales were approximately $15,000.  The tax impact of the sale of such portfolio securities depends on the difference between the price at which such securities were sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts.  Management currently estimates that the Fund has recognized approximately $806,000 in capital losses (approximately $0.039 or 0.51% per share) as a result of the sale of such portfolio securities.  As of September 30, 2024, the Fund's most recent fiscal year end, and as of December 31, 2024, the Fund had unused capital loss carryforwards of approximately $26.2 million and $26.1 million, respectively, none of which is expected to be lost as a result of the reorganization.  See "Summary— Federal Income Tax Consequences" and "Information about the Reorganization—Federal Income Tax Consequences" and "—Capital Loss Carryforwards." in the Prospectus/Proxy Statement.
WHAT SERVICES COULD I ENJOY AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY DO NOT HAVE AS A SHAREHOLDER OF THE FUND?
The Acquiring Fund will offer you shareholder privileges that the Fund does not offer, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption, TeleTransfer Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Options, Automatic Withdrawal Plan and Express voice-activated account access.  In addition, holders of Class A shares will have the ability to write redemption checks against their Acquiring Fund account through the Checkwriting Privilege.  To participate in the Checkwriting Privilege or Government Direct Deposit or to provide Automated Clearing House ("ACH") and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-645-6561, visit www.bny.com/investments or write to the Acquiring Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.  To receive shareholder reports online as a shareholder of the Acquiring Fund, please log into www.bny.com/investments and sign up for eCommunications.  See "Fund Details—Shareholder Services" in the Prospectus/Proxy Statement.
The Fund adopted a dividend reinvestment plan (the "DRP"), pursuant to which holders of the Fund's common shares may have their distributions automatically reinvested in additional common shares of the Fund, unless they elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price).  If market price is equal to or exceeds net asset value, common shares will be issued at net asset value.  If net asset value exceeds market price, Computershare Inc., the Fund's DRP administrator and transfer agent for its common shares, will buy Fund common shares in the open market and reinvest those shares accordingly.  The Fund terminated the DRP, effective June 6, 2025.  Holders of the Fund's common shares that participated in the DRP who receive Acquiring Fund Class A shares in the reorganization will have their Acquiring Fund dividends and capital gain distributions reinvested in the Acquiring Fund, unless the shareholder or their financial intermediary instruct the Acquiring Fund otherwise.  Holders of the Fund's common shares that did not participate in the DRP who receive Acquiring Fund Class A shares in the reorganization will have their Acquiring Fund dividends and capital gain distributions paid in cash, unless the shareholder or their financial intermediary instruct the Acquiring Fund otherwise.  See "Fund Details—Distributions" in the Prospectus/Proxy Statement.
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WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?
No. The Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.70% of the value of the Fund's average weekly net assets.  BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Fund.  The Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets.  BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund.  In addition, the Acquiring Fund's Class A shares had a lower total annual expense ratio than the Fund, based on the expenses of each fund as of December 31, 2024.  See "Summary—Fees and Expenses" in the Prospectus/Proxy Statement.
BNYM Investment Adviser has contractually agreed, until December 31, 2025, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of the Acquiring Fund's Class A shares (excluding shareholder services fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45%.  On or after December 31, 2025, BNYM Investment Adviser may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.
WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CDSC AT THE TIME OF THE REORGANIZATION?
No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales charges and CDSCs.
WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?
Because of the anticipated benefits to holders of the Fund's common shares in the reorganization (e.g., permitting holders of Fund common shares to pursue substantially similar investment goals in a substantially larger combined fund that provides them with the ability to achieve liquidity for their common shares at net asset value, has a lower management fee than the Fund and has a lower total annual expense ratio for Class A shares than the Fund, based on the expenses of each fund as of December 31, 2024), expenses relating to the Fund's reorganization will be borne by the Fund.  Such expenses to be borne by the Fund are expected to total approximately $400,000, or approximately 0.25% of the Fund's net assets (approximately $0.019 per Fund share) as of December 31, 2024 for legal and accounting expenses, printing, postage, mailing and reporting costs.  It is estimated that the Fund's shareholders would start to realize certain expense benefits within approximately 1.22 months after the reorganization.  The Acquiring Fund will not bear any expenses relating to the reorganization.
HOW DOES THE FUND'S BOARD RECOMMEND I VOTE?
At the June 2024 Annual Stockholders Meeting, Fund shareholders approved a non-binding proposal that the Fund's Board consider measures to allow shareholders to "monetize" their shares at or close to net asset value.  After reviewing various options at the direction of the Fund's Board, management of BNYM Investment Adviser recommended to the Fund's Board the proposed reorganization of the Fund with and into the Acquiring Fund, which would be tax-free for federal income tax purposes for Fund shareholders, as the best option in response to shareholders' recommendation that the Fund's Board consider measures to allow shareholders to "monetize" their shares at or close to net asset value.  Accordingly, management of BNYM Investment Adviser recommended to the Fund's Board and the Acquiring Company's Board of
7

Directors that the Fund be consolidated with the Acquiring Fund and, following the consolidation, that the Fund be liquidated and dissolved.
After considering the terms and conditions of the proposed reorganization, the investment objectives, management policies and strategies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund's Board has unanimously concluded that reorganizing the Fund into the Acquiring Fund is advisable and in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which has a similar investment objective and similar management policies and strategies as the Fund, is responsive to shareholders' recommendation that the Fund's Board consider measures to allow shareholders to "monetize" their shares at or close to net asset value and offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund, which also is managed by BNYM Investment Adviser and sub-advised by INA, that provides them with the ability to achieve liquidity for their common shares at net asset value.  In addition, the Acquiring Fund has a lower management fee and had a lower total annual expense ratio than the Fund, based on the expenses of each fund as of December 31, 2024.  Although past performance is no guarantee of future results, the Acquiring Fund's Class A shares (without reflecting imposition of the maximum sales charge) outperformed the Fund's common shares, at net asset value, for the one- and five-year periods, but underperformed the Fund's common shares, at net asset value, for the ten-year period, ended December 31, 2024.  Based on market price, the Fund's common shares outperformed the Acquiring Fund's Class A shares (without reflecting imposition of the maximum sales charge) for the one-year period, but underperformed the Acquiring Fund's Class A shares for the five- and ten-year periods, ended December 31, 2024.  The Acquiring Fund's Class A shares (reflecting imposition of the maximum sales charge) underperformed the Fund's common shares for each such period, except for the five-year period when the Acquiring Fund's Class A shares outperformed the Fund's common shares at market price.  The reorganization also would eliminate the discounts to net asset value at which the Fund's common shares frequently traded and Fund shareholders who become shareholders of the Acquiring Fund would be permitted to redeem, purchase or exchange Acquiring Fund shares received in the reorganization at the then-current net asset value.  Therefore, the Fund's Board, all of whose members are not "interested persons" (as defined in the 1940 Act) of the Fund or the Acquiring Fund, unanimously recommends that you vote FOR the Agreement and Plan of Reorganization.  See "Reasons for the Reorganization" in the Prospectus/Proxy Statement.
WHO IS EQUINITI FUND SOLUTIONS?
Equiniti Fund Solutions (the "Proxy Solicitor") is a company that has been engaged by BNYM Investment Adviser, on behalf of the Fund, to assist in the solicitation of proxies, which is expected to cost approximately $12,500, plus any out-of-pocket expenses.  The Fund has agreed to pay the solicitation expenses.  The Proxy Solicitor is not affiliated with the Fund or BNYM Investment Adviser.  In order to hold a shareholder meeting, a certain percentage of the Fund's shares (often referred to as "quorum") must be represented at the meeting.  A quorum is constituted for the Fund by the presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.  If a quorum is not attained for the Fund, the meeting must adjourn to a future date.  The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their votes.  The Proxy Solicitor also may contact by telephone shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.
8

HOW CAN I VOTE MY SHARES?
You can vote in any one of the following ways:
•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Over the Internet, at the website address listed on your proxy card; or
•	At the meeting, by attending virtually and voting over the Internet during the meeting.
In addition, if you would like to quickly vote your shares, call the Proxy Solicitor toll free at 1-866-796-7181. Agents are available 9:00 a.m. – 10:00 p.m., Eastern Time, Monday through Friday.
We encourage you to vote over the Internet or by telephone.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.
Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.
MAY I ATTEND THE MEETING PHYSICALLY?
No. The meeting will be conducted exclusively online via live webcast.  Shareholders will not be able to attend the meeting physically but may participate over the Internet.  Shareholders may request the meeting credentials by emailing attendameeting@equiniti.com.  Please include your full name, address and the control number found on your enclosed proxy card.  The meeting will begin promptly at 10:00 a.m., Eastern Time, on June 2, 2025.  The Fund encourages you to request the meeting credentials before the date of the meeting and to access the meeting a few minutes prior to the start time leaving ample time for the check in.  Only shareholders of the Fund will be able to participate in the meeting.  You may vote during the meeting by following the instructions available on the meeting website.
9

PRELIMINARY COPY
BNY MELLON MUNICIPAL INCOME, INC.
__________________________
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
___________________________
To the Shareholders:
A Special Meeting of Stockholders (the "Meeting") of BNY Mellon Municipal Income, Inc. (the "Fund"), a closed-end investment company organized as a Maryland corporation, will be held over the Internet in a virtual meeting format only on Monday, June 2, 2025 at 10:00 a.m., Eastern Time, for the following purpose:
To consider and vote upon an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), a series of BNY Mellon Municipal Funds, Inc., an open-end investment company, in exchange solely for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its common shares, in liquidation of the Fund, after which the Fund will cease operations and will be dissolved.
The Meeting will be held in a virtual meeting format only.  You will not be able to attend the Meeting physically, but you may participate over the Internet as described below.  However, if it is determined that the Meeting will be held in person, we will make an announcement in the manner noted below.
Shareholders of record as of the close of business on April 9, 2025 will be entitled to receive notice of and to vote at the Meeting.  Pursuant to Maryland law, only the matters set forth in this Notice may be considered and voted on at the Meeting.
To participate in the Meeting, you must request the Meeting credentials by emailing attendameeting@equiniti.com.  Please include your full name and address, your control number found on your enclosed proxy card and your intent to attend the virtual Meeting, and write "BNY Mellon Municipal Income, Inc." in the subject line.  The Meeting will begin promptly at 10:00 a.m., Eastern Time, on Monday, June 2, 2025.  If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the Meeting.  To register, you must submit proof of your proxy power (legal proxy provided by your intermediary) reflecting your Fund holdings along with your name and email address to attendameeting@equiniti.com.  You may also forward proof of ownership from your intermediary to attendameeting@equiniti.com.  Requests for registration should be received no later than 3:00 p.m., Eastern Time, on Friday, May 30, 2025.  You will receive a confirmation email from attendameeting@equiniti.com of your registration and control number that will allow you to vote over the Internet during the Meeting.
If you have any questions after considering the enclosed materials, please call the Fund's proxy solicitor, Equiniti Fund Solutions, at 1-866-796-7181.

PLEASE NOTE:  If it is determined that the Meeting will be held in person, instead of virtually, an announcement of the change will be provided by means of a press release, which will be posted on our website www.bny.com/proxy.  We encourage you to check the website prior to the Meeting.  An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

By Order of the Board of Directors
Sarah S. Kelleher Secretary
New York, New York
April 28, 2025

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF STOCKHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED OR POSTPONED WITHOUT CONDUCTING ANY BUSINESS IF SHAREHOLDERS REPRESENTING LESS THAN A MAJORITY OF THE VOTES ENTITLED TO BE CAST AT THE MEETING ARE PRESENT.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY.    YOU AND ALL OTHER FUND SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

2

Preliminary Prospectus/Proxy Statement
Subject to Completion, dated March 10, 2025
THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS/PROXY STATEMENT IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES, IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.
Proposed Reorganization of

BNY MELLON MUNICIPAL INCOME, INC.

With and Into

BNY MELLON AMT-FREE MUNICIPAL BOND FUND
A Series of BNY Mellon Municipal Funds, Inc.
 _______________________________________
PROSPECTUS/PROXY STATEMENT
APRIL [__], 2025
_______________________________________
Special Meeting of Stockholders
To Be Held on Monday, June 2, 2025
This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of BNY Mellon Municipal Income, Inc., a closed-end investment company organized as a Maryland corporation (the "Fund"), to be exercised at the Special Meeting of Stockholders (the "Meeting") of the Fund to be held over the Internet in a virtual meeting format only on Monday, June 2, 2025 at 10:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof, for the purpose set forth in the accompanying Notice of Special Meeting of Stockholders.  Pursuant to Maryland law, only the matters set forth in the Notice of Special Meeting of Stockholders may be considered and voted on at the Meeting.
Shareholders of record as of the close of business on April 9, 2025 (the "Record Date") are entitled to receive notice of and to vote during the Meeting.  Shareholders are entitled to one vote for each share of common stock, par value $0.001 per share (the "common shares"), held and fractional votes for each fractional Fund common share held as of the Record Date. Shareholders will not be able to attend the Meeting physically but may participate over the Internet as described in the Notice of Special Meeting of Stockholders.
It is proposed that the Fund transfer all of its assets to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), in exchange solely for Class A shares of the Acquiring Fund, par value $0.001 per share, and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund's Class A shares received by the Fund will be distributed to holders of the Fund's common shares, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class A shares (or fractions thereof) received by the Fund, for Fund common shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund common shares a number of Class A shares (or fractions thereof) of the Acquiring Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund common shares as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.  The Acquiring Fund and the Fund have their principal executive offices at 240 Greenwich Street, New York, New York 10286.  The phone number for the Acquiring Fund and the Fund is 1-800-373-9387.
A Statement of Additional Information ("SAI") dated April [__], 2025, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-373-9387 (inside the U.S. only).
____________________________________________________________________________________
Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.
____________________________________________________________________________________
The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.
______________________________________________________________________________
The Acquiring Fund is a series of BNY Mellon Municipal Funds, Inc. (the "Acquiring Company"), an open-end management investment company organized as a Maryland corporation and the Fund is a closed-end management investment company, each of which is advised by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser").  Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, serves as the sub-adviser to the Acquiring Fund and the Fund.  The Acquiring Fund and the Fund have similar investment objectives, management policies and strategies.  However, the investment practices and limitations of each fund are not identical.
Under normal market conditions, the Fund invests at least 80% of its net assets in municipal obligations.  The Fund ordinarily invests all of its net assets in municipal obligations that provide income exempt from federal income tax, although the income may be subject to the federal alternative minimum tax ("AMT").  To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income taxes and the federal AMT.  Under normal market conditions, the Fund ordinarily invests all of its net assets in municipal obligations considered, at the time of purchase, investment grade by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch") or the unrated equivalent as determined by INA, in the case of bonds, and in the two highest rating categories of S&P, Moody's or Fitch or the unrated equivalent as determined by INA, in the case of short term obligations having or deemed to have maturities of less than one year.  The Acquiring Fund invests at least 65% of its net assets in municipal bonds rated, at the time of purchase, A or higher by S&P, Moody's or Fitch or the unrated equivalent as determined by INA.  The Acquiring Fund may invest up to 35% of its net assets in municipal bonds rated below A, including bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by INA.  The Fund emphasizes investments in municipal obligations with long term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment.  The dollar-weighted average maturity of the Acquiring Fund's portfolio normally exceeds ten years, but the Acquiring Fund may invest without regard to maturity.  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.
For more information regarding the Acquiring Fund, see the current Acquiring Fund's Prospectus and Statement of Additional Information, dated December 31, 2024, filed with the Securities and Exchange Commission (File No. 33-42162), which are incorporated into this Prospectus/Proxy Statement by reference.  The Acquiring Fund's Annual Report (including its audited financial statements for the fiscal year) for its fiscal year ended August 31, 2024 (File No. 811-06377) also is incorporated into this Prospectus/Proxy Statement by reference.
For more information regarding the Fund, see the Fund's Annual Report (including its audited financial statements for the fiscal year) for its fiscal year ended September 30, 2024 (File No. 811-05652), which also is incorporated into this Prospectus/Proxy Statement by reference.
The Acquiring Fund's Prospectus, dated December 31, 2024, accompanies this Prospectus/Proxy Statement.  For a free copy of the Fund's Annual Report, please call your financial adviser, or call 1-800-645-6561, visit www.bny.com/investments or write to the Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.
Shareholders of the Fund are entitled to one vote for each common share held and fractional votes for each fractional Fund common share held.  Common shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization.  If the enclosed proxy card is executed and returned, or if you have voted by telephone or over the Internet, your vote nevertheless may be revoked after it is received by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card or by mailing a duly executed proxy card bearing a later date; you may also change your vote by calling the toll-free telephone number listed under "To vote by Telephone" on the proxy card or over the Internet by going to the website listed on the proxy card and following the instructions on the website.  To be effective, such revocation or vote change must be received before your prior proxy is exercised at the Meeting.  If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.  In addition, any shareholder who attends the Meeting virtually may vote over the Internet during the Meeting, thereby canceling any proxy previously given.  Attendance alone without voting will not be sufficient to revoke a previously authorized proxy.
As of February 20, 2025, there were 20,757,267 common shares of the Fund issued and outstanding.
It is estimated that proxy materials will be mailed to shareholders of record on or about April 28, 2025.  To reduce expenses, only one copy of the proxy materials will be mailed to certain addresses shared by two or more accounts.  If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above.  The Fund will begin sending you individual copies promptly after receiving your request.
IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROSPECTUS/PROXY MATERIALS
The Letter to Stockholders, Notice of Special Meeting of Stockholders, and
Prospectus/Proxy Statement and Form of Proxy Card are available at
www.bny.com/proxy

TABLE OF CONTENTS

SUMMARY	5
FUND DETAILS	18
REASONS FOR THE REORGANIZATION	27
INFORMATION ABOUT THE REORGANIZATION	30
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND	33
VOTING INFORMATION	33
FINANCIAL STATEMENTS AND EXPERTS	36
OTHER MATTERS	36
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	36
AGREEMENT AND PLAN OF REORGANIZATION	A-1
COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ACQUIRING FUND AND THE FUND	B-1
DESCRIPTION OF THE ACQUIRING COMPANY'S DIRECTORS	C-1
DESCRIPTION OF ACQUIRING FUND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES AND SHAREHOLDER SERVICES	D-1

APPROVAL OF AN AGREEMENT AND PLAN
OF REORGANIZATION PROVIDING FOR THE TRANSFER OF
ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY
Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus and Statement of Additional Information, the Fund's Annual Report, and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.
Proposed Transaction.  The Fund's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund ("Independent Directors"), has unanimously approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund Class A shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's Class A shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund common shares as of the date of the Reorganization.  Shareholders will receive Class A shares of the Acquiring Fund for their common shares of the Fund.  The number of the Acquiring Fund's Class A shares (or fractions thereof) a Fund shareholder receives may be different from the number of Fund common shares (or fractions thereof) held by the shareholder as of the date of the Reorganization, but the aggregate net asset value will be equal.  Thereafter, the Fund will cease operations and be dissolved and its registration with the Commission as a registered investment company under the 1940 Act will be terminated.
As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.
The Fund's Board has unanimously concluded that the Reorganization is advisable and in the best interests of the Fund, and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization.  Similarly, the Acquiring Company's Board of Directors has unanimously concluded that the Reorganization is advisable and in the best interests of the Acquiring Fund, and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."
Federal Income Tax Consequences.  The Reorganization will not be a taxable event for federal income tax purposes.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any.  As of September 30, 2024, the Fund's most recent fiscal year end, and more currently, as of December 31, 2024, the Fund had unused capital loss carryforwards of approximately $26.2 million and $26.1 million, respectively, none of which is expected to be lost as a result of the Reorganization.  See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards."
Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Annual Report.  Additional information is set forth in such Prospectus and Annual Report, which are incorporated herein by reference.
Investment Objective and Principal Investment Strategies.  The Acquiring Fund and the Fund have similar investment objectives.  The Acquiring Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.  The Fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.
To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax and the federal alternative minimum tax ("AMT").  The Acquiring Fund may change its policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from the federal AMT with Board approval and upon 60 days' prior notice to shareholders.  Under normal market conditions, the Fund invests at least 80% of its net assets in municipal obligations that provide income exempt from federal personal income tax.  The Fund ordinarily invests all of its net assets in municipal obligations that provide income exempt from federal income tax, although the income may be subject to the federal AMT.
Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands) and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities.  Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt.  Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects.  The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.
The Acquiring Fund invests at least 65% of its net assets in municipal bonds rated, at the time of purchase, A or higher or the unrated equivalent as determined by INA.  The Acquiring Fund may invest up to 35% of its net assets in municipal bonds rated, at the time of purchase, below A, including bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by INA.  Under normal market conditions, the Fund ordinarily invests all of its net assets in municipal obligations considered, at the time of purchase, investment grade by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings ("Fitch") or the unrated equivalent as determined by INA, in the case of bonds, and in the two highest rating categories of S&P, Moody's or Fitch or the unrated equivalent as determined by INA, in the case of short term obligations having or deemed to have maturities of less than one year.  The Fund's ability to invest in lower rated municipal securities was limited as a condition to S&P's rating the Fund's Variable Rate MuniFund Term Preferred Shares ("VMTP Shares"), a type of preferred stock, at least "AA" or the equivalent long-term issue credit rating.  As of April 2, 2025, all outstanding VMTP Shares were redeemed by the Fund pursuant to their terms.

The dollar-weighted average maturity of the Acquiring Fund's portfolio normally exceeds ten years, but the Acquiring Fund may invest without regard to maturity.  The Fund emphasizes investments in municipal obligations with long term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment.
INA, as each fund's sub-adviser, uses substantially similar investment approaches and processes to buy and sell municipal bonds for the funds' portfolios.  Portfolio construction focuses on income opportunities, through analysis of each bond's structure, including close attention to each bond's yield, maturity and early redemption features.  When making new investments for either fund, INA focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting.  INA uses fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trades among various sectors and securities based on their apparent relative values.  Each fund seeks to invest in several different sectors, and does not seek to overweight any particular sector but may do so depending on each sector's relative value at a given time.
For each fund, a rigorous sell discipline is employed to continuously evaluate all fund holdings.  Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets INA's strategic or portfolio construction objectives.
Although each fund seeks to provide income exempt from federal income tax, and in the case of the Acquiring Fund, the federal AMT, income from some of the Fund's or Acquiring Fund's holdings may be subject to these taxes.  Each fund may invest temporarily in taxable obligations, including when the portfolio managers believe that acceptable municipal bonds are not available for investment.  During such periods, the fund may not achieve its respective investment objective.
The Fund employs leverage seeking to generate a higher level of current income exempt from regular federal income taxes.  The Fund's leverage strategy may not work as planned or achieve its goal.  The Fund may employ leverage by issuing preferred shares, such as the VMTP Shares, or debt securities, or by borrowing funds from banks or other financial institutions, including through the use of municipal TOB programs.  The Fund also may employ leverage by using certain portfolio techniques that have the economic effect of leverage, such as through reverse repurchase agreements, or by engaging in when-issued, delayed delivery or forward commitment transactions.  Under current market conditions, the Fund intends to utilize leverage in an amount up to 35% of its net assets.  However, the Fund reserves the right to utilize leverage in an amount up to 40% of its net assets.
Principal Investment Risks.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.
The risks associated with an investment in the Acquiring Fund and the Fund are similar but not identical.  Because the Fund is a closed-end fund it has risks associated with the market value premium/discount of the Fund's common shares from their net asset value, which are not applicable to an open-end fund like the Acquiring Fund, and has increased risks associated with greater flexibility regarding the use of leverage.  Because the Acquiring Fund may invest a higher percentage of its assets in fixed-income securities rated below investment grade than the Fund, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities to a greater extent than the Fund.  In addition, the larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Acquiring Fund's investment flexibility and the scope of its investment opportunities.

The Acquiring Fund and the Fund, except as noted, are subject to the following principal risks:
•
Municipal securities risk:  The amount of public information available about municipal securities is generally less than that for corporate equities or bonds.  Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund's investments in municipal securities.  Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.  The municipal securities market can be susceptible to increases in volatility and decreases in liquidity.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).  During periods of reduced market liquidity, the fund may not be able to readily sell municipal securities at prices at or near their perceived value.  If the fund needed to sell large blocks of municipal securities to meet shareholder redemption requests, in the case of the Acquiring Fund, or to raise cash, those sales could further reduce the prices of such securities.  An unexpected increase in Acquiring Fund redemption requests, including requests from shareholders who may own a significant percentage of the Acquiring Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Acquiring Fund to sell its holdings at a loss or at undesirable prices and adversely affect the Acquiring Fund's share price and increase the Acquiring Fund's liquidity risk and fund expenses.  Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price.
Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest the amount of which changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments that, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds. A credit rating downgrade relating to a default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
•
Interest rate risk:  Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline.  A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions.  It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes.  During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates.  When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income.  Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.  The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time.  Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.
The use of leverage may increase interest rate risk.  The Fund may use certain strategies to seek to reduce the interest rate sensitivity of the Fund's portfolio and decrease its exposure to interest rate risk.  However, there is no assurance that the Fund will do so or that such strategies will be successful.

•
Credit risk:  Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall.  The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.  Securities rated investment grade when purchased by the fund may subsequently be downgraded.

•
High yield securities risk: (Acquiring Fund)  High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments.  These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates.  During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.  The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Acquiring Fund's ability to dispose of a particular high yield security.  There are fewer dealers in the market for high yield securities than for investment grade securities.  The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading.  Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade securities.  In addition, default of a security held by the Acquiring Fund may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the Acquiring Fund's rights.  As of December 31, 2024, 5.74% of the Acquiring Fund's assets were invested in securities that were rated below investment grade (or the unrated equivalent as determined by INA).

•
Liquidity risk:  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.  The secondary market for certain municipal bonds (such as those issued by smaller municipalities) tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.  The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.  Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.  Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).  With respect to the Acquiring Fund, liquidity risk also may refer to the risk that the Acquiring Fund will not be able to pay redemption proceeds within the allowable time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.  To meet redemption requests, the Acquiring Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Acquiring Fund's share price.

•
Leverage risk: (Fund)  Leverage is a speculative technique and there are special risks and costs associated with leveraging.  There is no assurance that the Fund's leveraging strategy will be successful.  Leverage involves risks and special considerations for holders of the Fund's common shares, including:  the likelihood of greater volatility of net asset value, market price and dividend rate of the Fund's common shares than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return to holders of the Fund's common shares; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's common shares.

•
Market risk:  The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

•	Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.
•
Risk of market price discount from net asset value: (Fund)  Shares of closed-end funds frequently trade at a market price that is below their net asset value.  This is commonly referred to as "trading at a discount."  This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the fund's net asset value may decrease.
Whether holders of the Fund's common shares will realize a gain or loss upon the sale of their Fund shares will depend upon whether the market value of the Fund's common shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs, for the Fund's common shares and is not directly dependent upon the Fund's net asset value. Because the market value of the Fund's common shares will be determined by factors such as the relative demand for and supply of shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value.
Other Risks of the Reorganization.  In addition to the principal investment risks of investing in the Acquiring Fund, an investment in the combined fund is subject to the following risks:
•
Past performance.  Although the Acquiring Fund's Class A shares (without reflecting imposition of the maximum sales charge) outperformed the Fund's common shares, at net asset value, for the one- and five-year periods, and, based on market price, for the five- and ten-year periods, ended December 31, 2024, past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund's shares or the Fund's shares will perform in the future.

•
Risk that efficiencies are not realized.  By combining the Fund with the Acquiring Fund, management of BNYM Investment Adviser believes the Reorganization will enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting BNYM Investment Adviser and INA to more efficiently manage the combined fund's portfolio through various measures, including trade orders and executions.  However, these desired efficiencies may not ultimately be realized.

Dividends and Other Distributions.  The Fund normally declares and pays dividends from its net investment income monthly with respect to its common shares.  The Acquiring Fund normally declares dividends from its net investment income daily and pays dividends monthly.  The Fund and the Acquiring Fund each anticipate that dividends paid by the fund generally will be exempt from federal income tax. However, the Fund and the Acquiring Fund may realize and distribute taxable income and capital gains from time to time as a result of the respective fund's normal investment activities.
Sales Charges, Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures.  No sales charge, redemption fee or CDSC will be imposed at the time of the Reorganization.
Purchases of Class A shares of the Acquiring Fund are subject to a front-end sales charge.  Currently, Class A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 4.50%, pursuant to a front-end sales charge schedule that has three breakpoints based on the size of the investor's purchase.  Purchases of the Acquiring Fund's Class A shares in amounts of $250,000 or more are not subject to a front-end sales load, but are subject to a 1% CDSC if such shares are redeemed within one year of purchase.  No front-end sales charge or CDSC would be imposed in connection with the Reorganization.  However, holders of the Fund's common shares who receive Class A shares of the Acquiring Fund in the Reorganization will be subject to the applicable front-end sales charge and CDSC when making new purchases of Class A shares and redemptions of Class A shares purchased after the consummation of the Reorganization.  As a closed-end fund, the Fund trades on the New York Stock Exchange ("NYSE") and does not charge a sales load or a redemption fee.  When buying or selling Fund shares, investors may incur customary brokerage commissions and charges.
The Acquiring Fund's Class A shares are subject to a shareholder services plan, pursuant to which the Acquiring Fund pays its distributor, BNY Mellon Securities Corporation (the "Distributor" or "BNYMSC"), a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to the Acquiring Fund's Class A shares for providing shareholder account service and maintenance (the "Shareholder Services Plan") with respect to Class A shares.  The Shareholder Services Plan permits the Distributor to pay financial intermediaries for providing shareholder account service and maintenance with respect to Class A shares.  The Fund is not subject to any shareholder services plan fee and neither the Fund nor Class A shares of the Acquiring Fund are subject to any distribution plan fee.
The Acquiring Fund currently also offers Class C shares, Class I shares, Class Y shares and Class Z shares.  Class A shares were chosen as the share class to be received by Fund shareholders based on eligibility and expense considerations.  Class A shares of the Acquiring Fund are generally available through financial intermediaries, whereas Class I shares, Class Y shares and Class Z shares of the Acquiring Fund are limited to certain types of investors.  Class C shares of the Acquiring Fund are also generally available through financial intermediaries, but have higher total annual fund operating expenses than Class A shares and are subject to Rule 12b-1 fees.  There would be no exchange of the Acquiring Fund's Class C shares, Class I shares, Class Y shares or Class Z shares in the Reorganization.
For Class A shares of the Acquiring Fund, the minimum initial investment is $1,000 and the minimum subsequent investment is $100.  Shares of the Acquiring Fund may be purchased, redeemed or exchanged each day the NYSE is open at the Acquiring Fund's net asset value, adjusted for applicable sales charges, determined after receipt of a request in good order.  Shares of the Acquiring Fund may be exchanged into shares of the same class, or another class in which the shareholder is eligible to invest, of another fund in the BNY Mellon Family of Funds.
As the Fund's common shares are listed on the NYSE, there is no minimum initial investment or minimum subsequent investment.  The Fund's common shares may be purchased and sold through broker-dealers at prevailing market prices, which may be equal to, greater than (premium) or less than (discount) their net asset value.  The Fund's common shares may not be exchanged.
Fees and Expenses.  Under its agreement with BNYM Investment Adviser, the Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.70% of the value of the Fund's average weekly net assets.  BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Fund.  Under its agreement with BNYM Investment Adviser, the Acquiring Fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets.  BNYM Investment Adviser, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund.
The Acquiring Fund's shares had a lower total annual expense ratio than the Fund, based on the expenses of each fund as of December 31, 2024.
BNYM Investment Adviser has contractually agreed, until December 31, 2025, to waive receipt of its fees and/or assume the direct expenses of the Acquiring Fund so that the direct expenses of the Acquiring Fund's Class A shares (excluding shareholder services fees, taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45%.  On or after December 31, 2025, BNYM Investment Adviser may terminate this expense limitation agreement at any time.  Total expenses of the Acquiring Fund may increase after the termination of this expense limitation agreement.
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund, shares of the Acquiring Fund or shares of the Acquiring Fund post-Reorganization.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or example below.  The fees and expenses set forth in the tables below for the Fund's common shares, which reflect the Fund's interest costs associated with its use of leverage through the issuance of VMTP Shares (which were redeemed on April 2, 2025) and TOBs, and the Acquiring Fund's Class A shares, are as of December 31, 2024.  The first chart includes the expense ratios of the funds based on a comparison of the Acquiring Fund's net assets to the net assets of the Fund's common shares plus assets attributable to VMTP Shares and the second chart includes the expense ratios of the funds based on a comparison of the Acquiring Fund's net assets to the Fund's net assets attributable only to the Fund's common shares.  The "Acquiring Fund Pro Forma After Reorganization" information set forth below is based on the fees and expenses of each fund, as of December 31, 2024, as adjusted showing the effect of the consummation of the Reorganization, and reflects the interest expense associated with the Acquiring Fund's proposed retention of the TOBs to be transferred by the Fund to the Acquiring Fund in the Reorganization.  The expense information set forth below for the Fund does not reflect the one-time expenses of the Reorganization, which are estimated to be approximately $400,000 or 0.25% of the Fund's net assets attributable only to the Fund's common shares, as of December 31, 2024.
	Fund BNY Mellon Municipal Income, Inc. (based on net assets of Common Shares and assets attributable to VMTP Shares)	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	4.50	4.50

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none[1]	none[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.70	.35	.35
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	.25	.25
Interest expenses	1.75	N/A	.09
Miscellaneous other expenses	.27	.07	.07
Total other expenses	2.02	.32	.41
Total annual fund operating expenses	2.72	.67	.76
______________________
1  Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

	Fund BNY Mellon Municipal Income, Inc. (based on net assets of Common Shares)	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	4.50	4.50

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none[1]	none[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.83	.35	.35
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	.25	.25
Interest expenses	2.09	N/A	.09
Miscellaneous other expenses	.32	.07	.07
Total other expenses	2.41	.32	.41
Total annual fund operating expenses	3.24	.67	.76
______________________
1  Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example
The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses, which are as of December 31, 2024, remain the same.  The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization.  The "Pro Forma After Reorganization" Example is based on the net operating expenses of the funds, as of December 31, 2024, as adjusted showing the effect of the consummation of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund
BNY Mellon Municipal Income, Inc.
	1 Year	3 Years	5 Years	10 Years
Net assets of Common Shares and assets attributable to VMTP Shares	$275	$844	$1,440	$3,051
Net assets of Common Shares	$327	$998	$1,693	$3,540

Acquiring Fund
BNY Mellon AMT-Free Municipal Bond Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$515	$655	$806	$1,247

Acquiring Fund Pro Forma After Reorganization
BNY Mellon AMT-Free Municipal Bond Fund
	1 Year	3 Years	5 Years	10 Years
Class A	$524	$682	$853	$1,350

Each fund may pay a transaction cost or spread when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs or spreads.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance.  During its most recent fiscal year, the portfolio turnover rates of the Fund and the Acquiring Fund were 34.88% and 16.51%, respectively, of the average value of the respective fund's portfolio.
Past Performance.  The Acquiring Fund will be the accounting survivor in the Reorganization.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year.  The bar chart for the Fund shows the changes in the performance of the Fund's common shares from year to year.  Sales charges, if any, are not reflected in the bar chart and, if those charges were included, returns for the Acquiring Fund's Class A shares would have been less than those shown.  The table for each fund compares the average annual total returns of the respective fund's shares (Class A shares of the Acquiring Fund and common shares of the Fund) to those of a broad measure of market performance.  Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.  More recent performance information may be available at www.bny.com/investments.
After-tax returns are calculated for the Acquiring Fund only using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  Returns after taxes on distributions and sale of Acquiring Fund Class A Shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the Acquiring Fund's Class A Shares at the end of the period.

Acquiring Fund
BNY Mellon AMT-Free Municipal Bond Fund — Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2023, Q4: 7.27
Worst Quarter
2022, Q1: (6.10)
The year-to-date total return of the Acquiring Fund's Class A shares as of 3/31/25 was [___]%.
Acquiring Fund
BNY Mellon AMT-Free Municipal Bond Fund — Class A Shares
Average Annual Total Returns (as of 12/31/24)
	1 Year	5 Years	10 Years
Class A returns before taxes	-2.41%	-0.12%	1.59%
Class A returns after taxes on distributions	-2.41%	-0.13%	1.58%
Class A returns after taxes on distributions and sale of fund shares	-0.32%	0.45%	1.81%
Bloomberg U.S. Municipal Bond Index reflects no deductions for fees, expenses or taxes	1.05%	0.99%	2.25%

Fund
BNY Mellon Municipal Income, Inc. — Common Shares — Net Asset Value
Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2023, Q4: 13.74
Worst Quarter
2022, Q1: (10.08)
The year-to-date total return of the Fund's common shares at net asset value as of 3/31/25 was [___]%.

Fund
BNY Mellon Municipal Income, Inc. — Common Shares — Market Price
Year-by-Year Total Returnsas of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2023, Q4: 15.49
Worst Quarter
2022, Q1: (12.29)
The year-to-date total return of the Fund's common shares at market price as of 3/31/25 was [____]%.

Fund
BNY Mellon Municipal Income, Inc. — Common Shares
Average Annual Total Returns (as of 12/31/24)
Net Asset Value	1 Year	5 Years	10 Years
Common shares returns before taxes	1.92%	-0.04%	2.33%
Common shares returns after taxes on distributions	N/A	N/A	N/A
Common shares returns after taxes on distributions and sale of fund shares	N/A	N/A	N/A
Bloomberg U.S. Municipal Bond Index reflects no deductions for fees, expenses or taxes	1.05%	0.99%	2.25%

Fund
BNY Mellon Municipal Income, Inc. — Common Shares
Average Annual Total Returns (as of 12/31/24)
Market Price	1 Year	5 Years	10 Years
Common shares returns before taxes	12.50%	-0.51%	1.73%
Common shares returns after taxes on distributions	N/A	N/A	N/A
Common shares returns after taxes on distributions and sale of fund shares	N/A	N/A	N/A
Bloomberg U.S. Municipal Bond Index reflects no deductions for fees, expenses or taxes	1.05%	0.99%	2.25%

FUND DETAILS
Goal and Approach.  The Acquiring Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.  The Fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.
To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax and the federal AMT.  The Acquiring Fund may change its policy to invest at least 80% of its net assets in municipal bonds that provide income exempt from the alternative minimum tax upon 60 days' prior notice to shareholders.  Under normal market conditions, the Fund invests at least 80% of its net assets in municipal obligations.  The Fund ordinarily invests all of its net assets in municipal obligations that provide income exempt from federal income tax, although the income may be subject to the federal AMT.  As of December 31, 2024, 13.01% of the Fund's assets and 12.66% of the Acquiring Fund's assets were invested in municipal bonds subject to the federal AMT.  If the Reorganization were consummated as of that date, assuming the sale of portfolio securities by the Fund sufficient to redeem all of the outstanding VMTP Shares, approximately 12.83% of the Acquiring Fund's assets would have been invested in municipal bonds subject to AMT.
Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States (such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands)

and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities.  Municipal bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds also may be issued for private activities, such as to finance the development of low-income, multi-family housing, for medical and educational facility construction, or for privately owned industrial development and pollution control projects.  The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments.  Municipal obligations are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Notes are short term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.
The Acquiring Fund invests at least 65% of its net assets in municipal bonds rated, at the time of purchase, A or higher by S&P, Moody's or Fitch or the unrated equivalent as determined by INA.  The Acquiring Fund may invest up to 35% of its net assets in municipal bonds rated, at the time of purchase, below A, including bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by INA.  Although not a principal investment strategy, the Acquiring Fund may hold distressed or defaulted securities.  Under normal market conditions, the Fund ordinarily invests all of its net assets in municipal obligations considered, at the time of purchase, investment grade by S&P, Moody's or Fitch or the unrated equivalent as determined by INA, in the case of bonds, and in the two highest rating categories of S&P, Moody's or Fitch or the unrated equivalent as determined by INA, in the case of short term obligations having or deemed to have maturities of less than one year.  The Fund's ability to invest in lower rated municipal securities was limited, prior to April 2, 2025, as a condition to S&P's rating the Fund's VMTP Shares at least "AA" or the equivalent long-term issue credit rating.  As of December 31, 2024, the average credit quality rating of the Fund's portfolio was "A", and the Fund did not own any securities that were rated below investment grade.  As of December 31, 2024, the average credit quality rating of the Acquiring Fund's portfolio was "A+", and 5.74% of the Acquiring Fund's assets were invested in securities that were rated below investment grade (or the unrated equivalent as determined by INA).  If the Reorganization were consummated as of that date, assuming the sale of portfolio securities by the Fund sufficient to redeem all of the outstanding VMTP Shares, the average credit quality rating of the Acquiring Fund's portfolio would have been "A+".
The dollar-weighted average maturity of the Acquiring Fund's portfolio normally exceeds ten years, but the Acquiring Fund may invest without regard to maturity. As of December 31, 2024, the dollar-weighted average maturity and the average duration of the Acquiring Fund's portfolio were 17.28 years and 6.04 years, respectively.  The Fund emphasizes investments in municipal obligations with long term maturities, but the degree of such emphasis depends upon market conditions existing at the time of investment.  As of December 31, 2024, the dollar-weighted average maturity and the average duration of the Fund's portfolio were 21.04 years and 13.09 years, respectively.  If the Reorganization were consummated as of December 31, 2024, assuming the sale of portfolio securities by the Fund sufficient to redeem all of the outstanding VMTP Shares, the dollar-weighted average maturity and the average duration of the Acquiring Fund's portfolio would have been 17.98 years and 6.38 years, respectively.
A bond's maturity is the length of time until the principal must be fully repaid with interest.  Dollar-weighted average maturity is an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.  Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates.  Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates.  For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%.  Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.  In calculating average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.
The funds' sub-adviser, INA, uses substantially similar investment approaches and processes to buy and sell municipal bonds for the funds' portfolios. With respect to the Fund, INA utilizes a team-based philosophy that seeks to diversify risk exposures and emphasizes relative value sector and security selection.  Portfolio construction focuses on income opportunities, through analysis of each bond's structure, including close attention to each bond's yield, maturity and early redemption features.  When making new investments for either fund, INA focuses on identifying undervalued sectors and securities and minimizes the use of interest rate forecasting.  INA selects municipal obligations for the respective fund's portfolio by:
•	Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and
•
Actively trading among various sectors and securities, including pre-refunded, general obligation and revenue bonds, based on their apparent relative values.  Each fund seeks to invest in several different sectors and does not seek to overweight any particular sector but may do so depending on each sector's relative value at a given time.

For each fund, a rigorous sell discipline is employed to continuously evaluate all fund holdings.  Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets INA's strategic or portfolio construction objectives.
Although each fund seeks to provide income exempt from federal income tax, and in the case of the Acquiring Fund, the federal AMT, income from some of the Fund's or Acquiring Fund's holdings may be subject to these taxes.  Each fund may invest temporarily in taxable obligations, including when the portfolio managers believe that acceptable municipal bonds are not available for investment.  During such periods, the fund may not achieve its respective investment objective.
The Fund employs leverage by issuing preferred shares or debt securities, or by borrowing funds from banks or other financial institutions, including through the use of municipal tender option bond programs. The Fund also may employ leverage by using certain portfolio techniques that have the economic effect of leverage, such as through reverse repurchase agreements, or by engaging in when issued, delayed delivery or forward commitment transactions. The Fund uses leverage to seek to enhance the yield and net asset value of its common shares. To leverage, the Fund issued VMTP Shares, a type of preferred stock, and invests in TOBs issued by special purpose trusts. A TOB is the common phrase for a security issued by a TOB trust into which the Fund deposits tax-exempt municipal bonds, which then issues two types of securities: a short-term variable rate demand note and a residual interest bond (the inverse floater) retained by the Fund which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. As of December 31, 2024, the Fund utilized leverage in an amount of approximately 34.5% of its net assets, which consisted of approximately 12.5% in VMTP Shares and approximately 22.0% in TOBs.  As of April 2, 2025, all outstanding VMTP Shares were redeemed by the Fund. As of December 31, 2024, the Fund had approximately $53,225,000 in inverse floating rate TOBs. It is not expected that the Fund would unwind any of these positions prior to the Reorganization. The Acquiring Fund currently does not engage in leverage. As an open-end fund, the Acquiring Fund is prohibited from issuing preferred shares and currently does not engage in other forms of leverage.  The Acquiring Fund may hold TOBs.  If the Reorganization is approved by Fund shareholders and consummated, it is anticipated that the Acquiring Fund will retain the Fund's TOBs, which will be transferred by the Fund to the Acquiring Fund in the Reorganization and would represent leverage in an amount of approximately 3% of the Acquiring Fund's net assets.
The Acquiring Fund, to a limited extent, may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy.  The derivative instruments in which the Acquiring Fund may invest typically include options, futures and options on futures (including those relating to securities, indexes and interest rates).  To the extent such derivative instruments have similar economic characteristics to municipal bonds as described in the Acquiring Fund's policy with respect to the investment of at least 80% of its net assets, the market value of such instruments will be included in the 80% calculation.  The Fund also, to a limited extent, may use derivative instruments for a variety of reasons, including to increase current income, reduce fluctuations in net asset value and protect against a decline in the value of municipal obligations held by the Fund or an increase in the price of municipal obligations the Fund proposes to purchase in the future.  The derivative instruments in which the Fund may invest typically include futures and options contracts.  Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset.  Certain derivatives may cause taxable income.  Each fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets, and is subject to certain reporting requirements.
Each fund is a "diversified" fund, which means that the fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).
Additional Investment Risks.  In addition to the principal risks described above, the Acquiring Fund and the Fund are subject to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Fund or the Fund:
•
Municipal securities sector risk: The Acquiring Fund and Fund may significantly overweight or underweight certain municipal securities that finance projects in specific municipal sectors, such as utilities, hospitals, higher education or transportation, and this may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

•
Prepayment or call risk:  Some municipal obligations give the issuer the option to prepay or "call" the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity.  If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call their bonds.  If a call were exercised by the issuer of a bond held by the fund during a period of declining interest rates, the fund is likely to replace such called bond with a lower yielding bond.  If that were to happen, it could decrease the fund's distributions and possibly could affect the market price of the fund's shares.  Similar risks exist when the fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the fund's current earnings rate.  A decline in income could affect the market price or overall return of the fund's shares.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

•
Tax risk:  To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although each fund will invest in municipal obligations that pay income that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by BNYM Investment Adviser and INA to be reliable), from regular federal income tax, if any such municipal obligation fails to meet these regulatory requirements, the income received by the fund from its investment in such obligations and distributed by the fund to its shareholders will be taxable. Changes or proposed changes in federal tax laws, including any changes relating to the taxability of municipal bonds or the ability of regulated investment companies to pass through income that is exempt from taxation, may cause the prices of municipal obligations to fall.  In addition, the federal income tax treatment of payments in respect of certain derivatives contracts is unclear.

•
Inverse floating rate securities (TOB) risk:  The Fund enters into TOB transactions and, if the Reorganization is approved by Fund shareholders and consummated, it is anticipated that the Acquiring Fund will retain the Fund's TOBs, which will be transferred by the Fund to the Acquiring Fund in the Reorganization. TOB transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal.  The interest payment received on inverse floating rate securities acquired in such transactions generally will decrease (and potentially be eliminated) when short-term interest rates increase. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity.  Inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

•
Temporary investment risk.  Under adverse market conditions, the Acquiring Fund or the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash. Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments may not be consistent with its principal investment strategies and may not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

•
When-issued, delayed delivery and forward commitment transactions risk: (Fund) When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.  Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.

•
Derivatives risk:  A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund.  Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

•
Leverage risk:  (Acquiring Fund)  The use of leverage, such as entering into futures contracts, may magnify the fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset or reference rate can result in a loss substantially greater than the amount invested in the derivative itself.  In addition, inverse floaters are derivatives that involve leverage and could magnify the fund's gains or losses.

•
Distressed securities risk: (Acquiring Fund)  The Acquiring Fund may hold securities and other obligations of financially troubled issuers (sometimes known as "distressed securities"), including debt obligations that are in covenant or payment default.  Many distressed securities are illiquid or trade in low volumes and thus may be more difficult to value accurately.  They generally are considered speculative.  With distressed securities there exists the risk that transactions involving such debt securities will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Acquiring Fund's purchase price of such debt obligations.  If an anticipated transaction does not occur, the Acquiring Fund may be required to sell its holding at a loss or hold it pending bankruptcy proceedings in the event the issuer files for bankruptcy.

Investment Adviser and Sub-Adviser.  The investment adviser for the Acquiring Fund and the Fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.  BNYM Investment Adviser manages approximately $367 billion in 92 mutual fund portfolios.  BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY"), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle.  Whether providing financial services for institutions, corporations or individual investors, BNY delivers informed investment management and investment services in 35 countries.  BNY is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY has $52 trillion in assets under custody and administration and $2 trillion in assets under management.  BNY Mellon and BNY are the corporate brands of The Bank of New York Mellon Corporation.  BNY Investments is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bny.com/corporate/global/en/solutions/investment-management.html.
For the fiscal year ended August 31, 2024, the Acquiring Fund paid BNYM Investment Adviser a management fee at the annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets.  A discussion regarding the basis for the Acquiring Company's Board of Directors approving the Acquiring Fund's management agreement with BNYM Investment Adviser is available in the Acquiring Fund's semi-annual report for the six-month period ended February 29, 2024, and, for the most recent approval, will be available in the Acquiring Fund's semi-annual report for the six-month period ended February 28, 2025.
For the fiscal year ended September 30, 2024, the Fund paid BNYM Investment Adviser a management fee at the effective annual rate of 0.70% (including net assets attributable to VMTP Shares outstanding) or 0.84% (including only net assets attributable to common shares outstanding) of the value of the Fund's average weekly net assets.  A discussion regarding the basis for the Fund's Board approving the Fund's management agreement with BNYM Investment Adviser is available in the Fund's annual report for the fiscal year ended September 30, 2024.
BNYM Investment Adviser has engaged its affiliate, Insight North America LLC, to serve as sub-adviser for the Acquiring Fund and the Fund.  As each fund's sub-adviser, INA, subject to BNYM Investment Adviser's supervision and approval, provides day-to-day management of the assets of the Fund and the Acquiring Fund.  INA is an indirect wholly-owned subsidiary of BNY registered in the United States with the Securities and Exchange Commission as an investment adviser.  INA's principal office is located at 200 Park Avenue, New York, New York 10166.  As of December 31, 2024, INA had approximately $137.9 billion of assets under management.  Assets under management ("AUM") is represented by the value of a client's assets or liabilities managed by INA.  These will primarily be the mark-to-market value of investments managed by INA, including collateral if applicable.  Where a client mandate requires INA to manage some or all of a client's liabilities, AUM will be equal to the value of the client's specific liability benchmark and/or the notional value of other risk exposure through the use of derivatives.  A discussion regarding the basis for the Acquiring Company's Board of Directors approving the sub-investment advisory agreement between BNYM Investment Adviser and INA, with respect to the Acquiring Fund, is available in the Acquiring Fund's semi-annual report for the six-month period ended February 29, 2024, and, for the most recent approval, will be available in the Acquiring Fund's semi-annual report for the six-month period ended February 28, 2025.  A discussion regarding the basis for the Fund's Board approving the sub-investment advisory agreement between BNYM Investment Adviser and INA is available in the Fund's annual report for the fiscal year ended September 30, 2024.
Primary Portfolio Managers.  Thomas Casey and Daniel Rabasco, CFA are the Acquiring Fund's primary portfolio managers, positions they have held since July 2014 and February 2012, respectively, and will manage the combined fund if the Reorganization is approved and consummated.  Messrs. Casey and Rabasco are jointly and primarily responsible for managing the Acquiring Fund's portfolio.  Mr. Casey is a senior portfolio manager for tax-sensitive strategies at INA and has been employed by INA or a predecessor company of INA since 1993.  Mr. Rabasco is the head of municipal bond strategies at INA and has been employed by INA or a predecessor company of INA since 1998.  The Fund's primary portfolio managers are Mr. Rabasco and Jeffrey Burger, positions they have held since July 2016 and November 2014, respectively.  Messrs. Rabasco and Burger are jointly and primarily responsible for managing the Fund's portfolio.  Mr. Burger is a senior portfolio manager for tax sensitive strategies at INA and has been employed by INA or a predecessor company of INA since 2009.
Board of Directors.  Other than Joseph S. DiMartino, who is Chairman of the Board of Directors of the Fund and the Acquiring Company, and Robin A. Melvin and Benaree Pratt Wiley, who are directors of the Fund and the Acquiring Company, the Fund and the Acquiring Company have different directors.  All of the directors of the Fund and the Acquiring Company are Independent Directors.  For a description of the Acquiring Company's directors, see Exhibit C.
Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.
Other Service Providers.  BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as distributor (i.e., principal underwriter) of the Acquiring Fund's shares pursuant to a distribution agreement between the Acquiring Fund and BNYMSC.
The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's and the Fund's custodian and provides the Acquiring Fund with cash management services.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Acquiring Fund's transfer and dividend disbursing agent.  Computershare Inc., 480 Washington Boulevard, Jersey City, New Jersey 07310, serves as the Fund's transfer agent, dividend disbursing agent and registrar.
Capitalization.  The Fund has classified and issued two classes of shares — common shares and preferred shares, and the Acquiring Fund has classified and issued five classes of shares — Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares of common stock.  Holders of the Fund's common shares will receive Class A shares of the Acquiring Fund in the Reorganization.  There would be no exchange of the Acquiring Fund's Class C shares, Class I shares, Class Y shares or Class Z shares in the Reorganization.  On April 2, 2025 all outstanding VMTP Shares of the Fund were redeemed pursuant to their terms.  The following tables set forth, as of January 31, 2025, (1) the capitalization of the Fund's common shares, (2) the capitalization of the Acquiring Fund's Class A shares and (3) the pro forma capitalization of the Acquiring Fund's Class A shares, as adjusted showing the effect of the Reorganization had it occurred on such date.
	Fund BNY Mellon Municipal Income, Inc. Common Shares	Acquiring Fund BNY Mellon AMT-Free Municipal Bond Fund Class A	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon AMT-Free Municipal Bond Fund Class A
Total net assets	$157,265,816†	$413,527,753	(400,000)*	$570,393,569
Net asset value per share	$7.58	$13.32	-	$13.32
Shares outstanding	20,757,267	31,042,953	(8,976,115)**	42,824,105
___________
†  Gross assets reflecting leverage provided by the TOBs and adjusted to reflect the redemption of the VMTP Shares.
*  Reflects the estimated aggregate costs of the Reorganization to be paid by the Fund.
**Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.
As of January 31, 2025, the Acquiring Fund's total net assets (attributable to Class A shares, Class C shares, Class I shares, Class Y shares and Class Z shares) were $1,907,160,280, and the Fund's total net assets were $157,265,816.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.
On July 12, 2023, the Fund issued in the aggregate 1,209 VMTP Shares, with an aggregate liquidation preference of $30,225,000, pursuant to an offering exempt from registration under the Securities Act of 1933, as amended, which were subsequently redeemed on April 2, 2025.
Purchase, Redemption and Exchange Procedures.  The purchase, redemption and exchange procedures of the Acquiring Fund and the Fund and the automatic investment services they offer have certain differences in light of the Fund being organized as a closed-end management investment company and the Acquiring Fund as an open-end management investment company.
The Fund's common shares are listed for trading on the NYSE and are bought and sold on the NYSE at prevailing market prices, which may be equal to, less than (discount), or greater than (premium) the Fund's net asset value.  Shares of the Fund do not have any exchange rights.  The Acquiring Fund continuously offers new shares.  Class A shares of the Acquiring Fund are not listed and do not trade on the NYSE or any other exchange but rather are purchased and redeemed directly from the Acquiring Fund or through financial intermediaries at net asset value, less any applicable sales charges.  As an open-end fund with multiple share classes, the Acquiring Fund has detailed information regarding how to buy shares, minimum initial investment amount, tax information, payments to broker-dealers and intermediaries, exchanging shares, frequent purchases and redemptions, and redeeming shares as summarized in Exhibit D to this Prospectus/Proxy Statement.  The Fund does not continuously offer shares, as it is a closed-end fund, and therefore the Fund does not provide the information set forth in Exhibit D.
Purchases of Class A shares of the Acquiring Fund are subject to a front-end sales charge.  Currently, Class A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 4.50%, pursuant to a front-end sales charge schedule that has three breakpoints based on the size of the investor's purchase.  Purchases of the Acquiring Fund's Class A shares in amounts of $250,000 or more are not subject to a front-end sales load, but are subject to a 1% CDSC if such shares are redeemed within one year of purchase.  No front-end sales charge or CDSC would be imposed in connection with the Reorganization.  However, holders of the Fund's common shares who receive Class A shares of the Acquiring Fund in the Reorganization will be subject to the applicable front-end sales charge and CDSC when making new purchases of Class A shares and redemptions of Class A shares purchased after the consummation of the Reorganization.  See the Acquiring Fund's Prospectus and Statement of Additional Information for a more detailed discussion about sales charges, including discounts and waivers.
See Exhibit D to this Prospectus/Proxy Statement and the Acquiring Fund's Prospectus and Statement of Additional Information for a further discussion of the Acquiring Fund's purchase, redemption and exchange procedures.
Distributions.  The Fund normally declares and pays dividends from its net investment income monthly with respect to its common shares.  The Acquiring Fund normally declares dividends from its net investment income daily and pays dividends monthly.  The Fund and the Acquiring Fund each anticipate that dividends paid by the fund generally will be exempt from federal income tax.  However, the Fund and the Acquiring Fund may realize and distribute taxable income and capital gains from time to time as a result of the respective fund's normal investment activities.
The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis.  In order to provide shareholders with a more consistent yield to the current trading price of common shares of the Fund, the Fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month.  As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.  The Acquiring Fund does not have such a "level distribution policy" in effect.
The Acquiring Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The Acquiring Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The Acquiring Fund normally pays capital gain distributions, if any, annually.  Acquiring Fund dividends and capital gain distributions will be reinvested in the Acquiring Fund unless a shareholder or their financial intermediary instruct the Acquiring Fund otherwise.  There are no fees or sales charges imposed by the Acquiring Fund on reinvestments.
The Fund adopted a dividend reinvestment plan (the "DRP"), pursuant to which holders of the Fund's common shares may have their distributions automatically reinvested in additional shares of the Fund, unless they elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price).  If market price is equal to or exceeds net asset value, shares will be issued at net asset value.  If net asset value exceeds market price, Computershare Inc., the Fund's DRP administrator and transfer agent for its common shares, will buy Fund common shares in the open market and reinvest those shares accordingly.  The Fund terminated the DRP, effective June 6, 2025.
Holders of the Fund's common shares that participated in the DRP who receive Acquiring Fund Class A shares in the Reorganization will have their Acquiring Fund dividends and capital gain distributions reinvested in the Acquiring Fund, unless the shareholder or their financial intermediary instruct the Acquiring Fund otherwise.  Holders of the Fund's common shares that did not participate in the DRP who receive Acquiring Fund Class A shares in the Reorganization will have their Acquiring Fund dividends and capital gain distributions paid in cash, unless the shareholder or their financial intermediary instruct the Acquiring Fund otherwise.
See the Acquiring Fund's Prospectus and Statement of Additional Information for a further discussion of the Acquiring Fund's dividends and distributions policies.
Shareholder Services Plan.  Class A shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays the Distributor, the Acquiring Fund's distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to the Acquiring Fund's Class A shares for providing shareholder services and/or maintaining shareholder accounts.  The Shareholder Services Plan permits the Distributor to pay financial intermediaries for providing shareholder account service and maintenance with respect to Class A shares.  See the Acquiring Fund's Prospectus and Statement of Additional Information for a more detailed discussion of the Acquiring Fund's Shareholder Services Plan.
Shareholder Services.  The shareholder services offered by the Acquiring Fund and the Fund have certain differences in light of the Fund being organized as a closed-end management investment company and the Acquiring Fund being organized as an open-end management investment company.
The Acquiring Fund will offer you shareholder privileges that the Fund does not offer, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption, TeleTransfer Privilege, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit Privilege, Dividend Options, Automatic Withdrawal Plan and Express voice-activated account access, which are described in Exhibit D to this Prospectus/Proxy Statement and the Acquiring Fund's prospectus and Statement of Additional Information.  In addition, holders of Class A shares will have the ability to write redemption checks against their Acquiring Fund account through the Checkwriting Privilege.  To participate in the Checkwriting Privilege or Government Direct Deposit or to provide Automated Clearing House ("ACH") and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-645-6561, visit www.bny.com/investments or write to the Acquiring Fund at BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434.  To receive shareholder reports online as a shareholder of the Acquiring Fund, please log into www.bny.com/investments and sign up for eCommunications.
REASONS FOR THE REORGANIZATION
At the June 2024 Annual Stockholders Meeting, Fund shareholders approved a non-binding proposal that the Fund's Board consider measures to allow shareholders to "monetize" their shares at or close to net asset value.  After reviewing various options at the direction of the Fund's Board, management of BNYM Investment Adviser recommended to the Fund's Board the proposed Reorganization of the Fund with and into the Acquiring Fund, which would be tax-free for federal income tax purposes for Fund shareholders, as the best option in response to shareholders' recommendation that the Fund's Board consider measures to allow shareholders to "monetize" their shares at or close to net asset value.  Accordingly, management of BNYM Investment Adviser recommended to the Fund's Board and the Acquiring Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.
After considering the terms and conditions of the proposed Reorganization, the investment objectives, management policies and strategies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund's Board and the Acquiring Company's Board of Directors have each unanimously concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization.  In reaching this conclusion, the Fund's Board determined that reorganizing the Fund into the Acquiring Fund, which has a similar investment objective and similar management policies and strategies as the Fund, is responsive to shareholders' recommendation that the Fund's Board consider measures to allow shareholders to "monetize" their common shares at or close to net asset value and offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger combined fund, which also is managed by BNYM Investment Adviser and sub-advised by INA, that provides them with the ability to achieve liquidity for their common shares at net asset value.  As of December 31, 2024, the Acquiring Fund had approximately $1.92 billion in net assets and the Fund had approximately $158.2 million in net assets (approximately $241.7 million in gross assets including leverage and approximately $211.4 million in gross assets reflecting leverage provided by TOBs and adjusted to reflect the redemption of the VMTP Shares).  In addition, the Acquiring Fund has a lower management fee and had a lower total annual expense ratio than the Fund, based on the expenses of each fund as of December 31, 2024.  Although past performance is no guarantee of future results, the Acquiring Fund's Class A shares (without reflecting imposition of the maximum sales charge) outperformed the Fund's common shares, at net asset value, for the one- and five-year periods, but underperformed the Fund's common shares, at net asset value, for the ten-year period, ended December 31, 2024.  Based on market price, the Fund's common shares outperformed the Acquiring Fund's Class A shares (without reflecting imposition of the maximum sales charge) for the one-year period, but underperformed the Acquiring Fund's Class A shares for the five- and ten-year periods, ended December 31, 2024.  The Acquiring Fund's Class A shares (reflecting imposition of the maximum sales charge) underperformed the Fund's common shares for each such period, except for the five-year period when the Acquiring Fund's Class A shares outperformed the Fund's common shares at market price.  The Reorganization also would eliminate the discounts to net asset value at which the Fund's common shares frequently traded and Fund shareholders who become shareholders of the Acquiring Fund would be permitted to redeem, purchase or exchange Acquiring Fund shares received in the Reorganization at the then-current net asset value.  In addition, the Reorganization should enable Fund shareholders, after the payment of Reorganization costs, to benefit from more efficient portfolio management and should further enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses.  Combining the Fund with the Acquiring Fund also will permit INA to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions.
The Fund's Board considered the differences between how closed-end funds and open-end funds are permitted to operate under the 1940 Act, noting that, although the Fund and the Acquiring Fund have similar management policies and strategies, the Acquiring Fund, as an open-end fund, is managed without using leverage and is not able to employ leverage to the same extent as the Fund, a closed-end fund, which may also issue preferred shares and debt securities in addition to common shares.  Moreover, unlike open-end funds, closed-end funds are not subject to pressures to sell portfolio securities at disadvantageous times in order to meet shareholder redemption requests.  Many open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise.  Because closed-end funds do not have to meet redemption requests, their cash reserves can be minimal (normally depending on management's perception of market conditions).  The Fund's Board considered that the larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce the Acquiring Fund's investment flexibility and the scope of its investment opportunities.  In addition, open-end funds, such as the Acquiring Fund, are subject to Rule 22e-4 under the 1940 Act, which prohibits them from investing more than 15% of their net assets in illiquid investments; whereas, closed-end funds are not subject to Rule 22e-4, and the Fund generally may invest in illiquid investments without limit.  Notwithstanding these differences, the Fund's Board determined that the proposed Reorganization of the Fund with and into the Acquiring Fund was the best option in response to shareholders' recommendation that the Fund's Board consider measures to allow shareholders to "monetize" their common shares at or close to net asset value and offered potential benefits to Fund shareholders discussed above.
The Acquiring Company's Board of Directors considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets that are assets the Acquiring Fund may hold to pursue its investment goal without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.  In addition, the Acquiring Company's Board of Directors and the Fund's Board considered that the Reorganization also may benefit BNYM Investment Adviser because the Reorganization may reduce the amount of fees and expenses of the Acquiring Fund BNYM Investment Adviser has contractually agreed to waive or reimburse.
In determining whether to recommend approval of the Reorganization, the Fund's Board and the Acquiring Company's Board of Directors each considered the following factors:  (1) the comparability of the Fund's and the Acquiring Fund's respective investment objective, management policies, strategies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that, although noting certain differences reflecting the different structures of the Fund and Acquiring Fund as closed-end and open-end management investment companies, respectively, the funds have substantially similar investment goals and similar management policies, strategies and restrictions and that the Acquiring Fund offers shareholder services that the Fund does not offer; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund, concluding that the Acquiring Fund has a lower management fee than the Fund and had a lower total annual expense ratio than the Fund, based on expenses of each fund as of December 31, 2024; (4) the relative performance of the Fund and the Acquiring Fund, concluding that, although past performance is no guarantee of future results, the performance record of the Acquiring Fund's Class A shares was comparable to that of the Fund's common shares for each period ended December 31, 2024 reviewed, except for the one-year period ended December 31, 2024 when the performance of the Fund's common shares based on market price substantially outperformed the performance of the Acquiring Fund's Class A shares; (5) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (6) the costs to be incurred in connection with the Reorganization, concluding that the costs of the Reorganization to be incurred by the Fund's common shares did not outweigh the anticipated benefits to holders of the Fund's common shares as a result of the Reorganization.
For the reasons described above, the Fund's Board and the Acquiring Company's Board of Directors, each of which is comprised entirely of Independent Directors, unanimously determined that the Reorganization of the Fund is advisable and in the best interests of the Fund and the Acquiring Fund, respectively, and approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION
Plan of Reorganization.  The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on June 20, 2025, or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class A shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the net asset value per share and aggregate net assets attributable to the common shares of the Fund and Class A shares of the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern Time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the Acquiring Fund's Prospectus and Statement of Additional Information.  Following the Closing Date, the Fund would be liquidated and dissolved.
On or before the Closing Date, the Fund's Board will authorize and the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.
If shareholders of the Fund approve the Reorganization, the Fund's common shares will stop trading and be delisted on the NYSE on or about June 18, 2025.  As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its common shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A shares received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class A shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and be dissolved and its registration with the Commission as a registered investment company under the 1940 Act will be terminated.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.
Under applicable legal and regulatory requirements, and pursuant to Maryland law, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization).  Therefore, shareholders will be bound by the terms of the Reorganization under the Plan.
The Plan may be amended at any time prior to the Reorganization by the Fund's Board and the Acquiring Company's Board of Directors.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.  An additional condition to the Reorganization that may not be waived is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization (a copy of the tax opinion is filed as an exhibit to the Acquiring Company's Registration Statement on Form N-14).  The Plan may be terminated and abandoned by the Fund's Board or the Acquiring Company's Board of Directors, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board or the Acquiring Company's Board of Directors, make proceeding with the Reorganization inadvisable.
Because of the anticipated benefits to holders of the Fund's common shares as a result of the Reorganization, the Fund's common shares will bear expenses of the Reorganization, whether or not the Reorganization is consummated.  The total expenses of the Reorganization, including legal and accounting expenses, printing, postage, mailing, proxy solicitation and related out-of-pocket expenses, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $400,000, or approximately 0.25% of the Fund's net assets (approximately $0.019 per Fund share) as of December 31, 2024, but could potentially be higher.  It is estimated that the Fund's shareholders would start to realize certain expense benefits within approximately 1.22 months after the Reorganization.  The Acquiring Fund will not bear any costs associated with the Reorganization.  The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs, if any, including those associated with the Reorganization.  See "—Sale of Portfolio Securities" below.
By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, and independent registered public accounting firm, and the Acquiring Company's Board of Directors composition.  If the Reorganization is not approved by Fund shareholders, the Fund's Board may consider other appropriate courses of action responsive to shareholders' recommendation that the Fund's Board consider measures to allow shareholders to "monetize" their common shares at or close to net asset value.
Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those Acquiring Fund Class A shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Fund, the Acquiring Fund and the Independent Directors, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class A shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring

Fund Class A shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).
The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.
Capital Loss Carryforwards.  As of September 30, 2024, the Fund's most recent fiscal year end, and more recently as of December 31, 2024, the Fund had unused capital loss carryforwards of approximately $26.2 million and $26.1 million, respectively, none of which is expected to be lost as a result of the reorganization.  The Acquiring Fund will inherit any capital loss carryforwards (and possibly any unrealized built-in losses) of the Fund, if any, as a result of the Reorganization.
Sale of Portfolio Securities.  In connection with the redemption of the Fund's VMTP Shares, the Fund sold portfolio securities representing approximately $30 million of the Fund's net assets to redeem all of the Fund's outstanding VMTP Shares (or approximately 19% of the Fund's net assets) as of April 2, 2025.  Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales were approximately $15,000.  The tax impact of the sale of such portfolio securities depends on the difference between the price at which such securities were sold and the Fund's tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts.  Management currently estimates that the Fund has recognized approximately $806,000 in capital losses (approximately $0.039 or 0.51% per share) as a result of the sale of such portfolio securities.  As of September 30, 2024, the Fund's most recent fiscal year end, and as of December 31, 2024, the Fund had unused capital loss carryforwards of approximately $26.2 million and $26.1 million, respectively, none of which is expected to be lost as a result of the Reorganization.  The Fund, the Acquiring Fund and the combined fund may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by either fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.
Required Vote and Board's Recommendation
The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is advisable and in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of the holders of a majority of the shares entitled to vote on the matter is required to approve the Plan and the Reorganization.  Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating the required vote.

THE FUND'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF
THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND
Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 033-42162).  The Acquiring Fund's Prospectus and Statement of Additional Information, dated December 31, 2024, filed December 23, 2024, are incorporated herein by reference.
Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Annual Report (including its audited financial statements for the fiscal year) for its fiscal year ended September 30, 2024 (File No. 811-05652).  The Fund's Annual Report (including its audited financial statements for the fiscal year) for its fiscal year ended September 30, 2024, filed November 29, 2024, is incorporated herein by reference.
The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www. bny.com/investments.  Reports, proxy statements and other information concerning the Fund also can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.
VOTING INFORMATION
Quorum, Proxies and Voting at the Meeting
A quorum is constituted for the Fund by the presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the Meeting.  Virtual attendance at the Meeting constitutes in person attendance for purposes of calculating a quorum.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the chairperson of the Meeting or the persons named as proxies may propose one or more adjournments or, if the Meeting has not yet been convened, postponements of the Meeting, to a date not more than 120 days after the original record date, to permit further solicitation of proxies for the Fund with respect to the proposal.  Any adjournment will require the affirmative vote by the holders of a majority of the Fund's shares eligible to vote that are represented at the Meeting virtually or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.
If you return a signed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention, the Fund common shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote "FOR" the proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.
Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting.  A broker-dealer that has not received instructions from a client prior to the date specified in the broker-dealer firm's request for voting instructions may not submit a proxy on behalf of such client's shares with respect the proposal.

Ordinarily, for routine matters submitted for shareholder vote, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal.  However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.  If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a bank or other intermediary, you are strongly encouraged to give your broker-dealer, bank or intermediary specific instructions as to how you want your shares to be voted.
The affirmative vote of the holders of a majority of the shares entitled to vote on the matter is required to approve the Plan and the Reorganization.  The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.
Methods of Solicitation
In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund common shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Proxy Solicitor has been retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card.  Within 72 hours of receiving such telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Fund shareholder voting a proxy by telephone or electronically may revoke it at any time before it is exercised by sending a written notice of revocation to the proxy tabulator at the address listed on the proxy card, by submitting a new proxy to the Fund or by attending the Meeting and voting virtually.  Attendance along without voting will not be sufficient to revoke a previously authorized proxy.
Ownership of Shares.  To the knowledge of the Fund, based on filings made pursuant to Section 13 of the Exchange Act, and the Acquiring Fund, the following table shows the persons owning as of February 20, 2025, either of record or beneficially, 5% or more of the outstanding common shares of the Fund and the outstanding Class A shares of the Acquiring Fund,  and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund

Fund—Common Shares
Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	14.57%	7.09%

RiverNorth Capital Management LLC 360 S. Rosemary Avenue, Ste. 1420 West Palm Beach, FL 33401	11.97%	5.82%

Karpus Management, Inc. 183 Sully's Trail Pittsford, NY 14534	9.97%	4.85%

Bulldog Investors, LLP Park 80 West-Plaza Two 250 Pehle Ave. -- Suite 708 Saddle Brook, NJ 07663	7.65%	3.72%

Name and Address	Before Reorganization Acquiring Fund	Pro Forma After Reorganization Acquiring Fund

Acquiring Fund—Class A Shares
Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza New York, NY 10004-1901	9.65%	6.99%

National Financial Services LLC For Exclusive Benefit of Our Customers Attn Mutual Funds Dept. 499 Washington Blvd. Jersey City, NJ 07310-1995	8.20%	5.94%

Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive, East Jacksonville, FL 32246-6484	7.33%	5.31%

Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103-2523	6.78%	4.91%

LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	6.05%	4.38%

Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	5.86%	4.24%

Chinyol & Donna Yi Ttees Chinyol & Donna Yi Family Trust Newport Beach, CA 92660-5213	5.03%	3.64%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.  As of February 20, 2025, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, held of record 97.09% of the outstanding common shares.  As of February 20, 2025, no shareholder of the Fund or the Acquiring Fund was deemed a "control person" of the Fund or the Acquiring Fund, respectively, and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.
As of February 20, 2025, directors and officers of the Fund and the Acquiring Fund, as a group, excluding Messrs. Goldstein and Dakos, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.  Messrs. Goldstein and Dakos are Board members of the Fund and partners at Bulldog Investors, LLP, and filed their Schedule 13D jointly with Bulldog Investors, LLP.  As of February 20, 2025, Bulldog Investors, LLP owned 7.65% of the Fund's outstanding common shares.
FINANCIAL STATEMENTS AND EXPERTS
The audited financial statements of the Acquiring Fund (File No. 811-06377), including the financial highlights, are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended August 31, 2024, filed on October 29, 2024.  The audited financial statements of the Fund (File No. 811-05652), including the financial highlights, are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended September 30, 2024, filed on November 29, 2024.  The Acquiring Fund's financial statements audited by Ernst & Young LLP and the Fund's financial statements audited by Ernst & Young LLP have been referenced in reliance on their reports given on their authority as experts in accounting and auditing.
OTHER MATTERS
Pursuant to Maryland law, no other matters may be brought before the Meeting or any postponement or adjournment thereof.
NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES
Please advise the Fund, in care of BNY Institutional Department, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION dated as of March 6, 2025 (the "Agreement"), between BNY MELLON MUNICIPAL INCOME, INC. (the "Fund"), a Maryland corporation, and BNY MELLON MUNICIPAL FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of BNY MELLON AMT-FREE MUNICIPAL BOND FUND (the "Acquiring Fund").
This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").
WHEREAS, the Fund is a registered, closed-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock;
WHEREAS, the Fund's Board of Directors has determined that the Reorganization is advisable and in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and
WHEREAS, the Acquiring Company's Board of Directors has determined that the Reorganization is advisable and in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:
NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:
1.   THE REORGANIZATION.
1.1 Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor to (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.
1.2 The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").
1.3 The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.
1.4 Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.
1.5 The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.
1.6 As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's shares of common stock, par value $0.001 per share, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate and dissolve in accordance with applicable laws of the State of Maryland and federal securities laws.  Such distribution, liquidation and dissolution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.
1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.9 Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.
1.10 As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.
1.11 Following the completion of all actions contemplated by this Section 1, the Fund shall execute and file such documents with the Securities and Exchange Commission and the State Department of Assessments and Taxation of Maryland to dissolve the existence of the Fund under applicable law.
2.   VALUATION.
2.1 The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern Time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Charter (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.
2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.
2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, as the case may be, determined in accordance with paragraph 2.2.
2.4 All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.
3.   CLOSING AND CLOSING DATE.
3.1 The Closing Date shall be June 20, 2025, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern Time, at the offices of BNYM Investment Adviser, 240 Greenwich Street, New York, New York, or such other time and/or place as the parties may mutually agree.
3.2 The Fund shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.
3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.
3.4 The Fund shall direct the Fund's transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall direct the Acquiring Fund's transfer agent to issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.
3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.
3.6 If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.
4.   REPRESENTATIONS AND WARRANTIES.
4.1 The Fund represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund as follows:
(a)  The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland and has the power to carry out its obligations under this Agreement.
(b)  The Fund is registered under the 1940 Act as a closed-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's charter (the "Fund's Charter") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.
(d)  On or prior to the Closing Date, either (a) all material contracts and other commitments of or applicable to the Fund (other than this Agreement and certain investment contracts, including those related to tender option bonds, options, futures and forward contracts) will terminate or (b) provision for discharge, and/or the Acquiring Fund's assumption, of any liabilities of the Fund thereunder will be made, without either the Fund or the Acquiring Fund incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing Date.
(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.
(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.
(g)  The Statement of Assets and Liabilities, Statements of Operations and Cash Flows, Statements of Changes in Net Assets, Statement of Investments and the Financial Highlights for each of the five years in the period ended September 30, 2024 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.
(h)  Since September 30, 2024, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(g) hereof.
(i)  At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.
(j)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.
(k)  All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.
(l)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.
(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board of Directors and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(n)  The information to be furnished by the Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
(o)  The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Fund as follows:
(a)  The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.
(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.
(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.
(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.
(g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Investments and the Financial Highlights for each of the five years in the period ended August 31, 2024 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.
(h)  Since August 31, 2024, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.
(i)  At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  The Acquiring Fund

(1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.
(j)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.
(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.
(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board of Directors and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).
(m)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.
(n)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.
(o)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.
5.   COVENANTS OF THE ACQUIRING COMPANY, ON BEHALF OF THE ACQUIRING FUND, AND THE FUND.
5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2 The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
5.3 Subject to the provisions of this Agreement, the Fund and the Acquiring Company, on behalf of the Acquiring Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.
5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.
5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
5.7 The Fund covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
5.8 As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.
6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.
6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.
7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.
The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
7.1 All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.
7.2 The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.
8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.
8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Charter and the 1940 Act.
8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.
8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).
8.6 The Fund and Acquiring Fund shall have received an opinion of Stradley Ronon Stevens & Young, LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:
(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).
In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.
No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.6.
9.   TERMINATION AND AMENDMENT OF AGREEMENT; EXPENSES.
9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Fund or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board of Directors, make proceeding with the Reorganization inadvisable.
9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors or officers of the Acquiring Company or the Fund, or the shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.4.
9.3 The parties may amend, modify or supplement this Agreement in any manner at any time prior to the Closing Date, upon mutual agreement.
9.4 Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund, whether or not the Reorganization is consummated.
10. WAIVER.
At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of Directors of the Fund or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.
11. MISCELLANEOUS.
11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.
11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.
11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
11.4 This Agreement may be amended only by a signed writing between the parties.

11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.
11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the directors or officers of the Fund or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Charter or the Acquiring Company's Charter.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.
IN WITNESS WHEREOF, the Fund and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first written above.
BNY MELLON MUNICIPAL INCOME, INC.
By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ Sarah S. Kelleher
Sarah S. Kelleher,
Secretary

BNY MELLON MUNICIPAL FUNDS, INC., on Behalf of BNY MELLON AMT-FREE MUNICIPAL BOND FUND
By: /s/ Jeff Prusnofsky
Jeff Prusnofsky,
Vice President

ATTEST: /s/ Sarah S. Kelleher
Sarah S. Kelleher,
Secretary

EXHIBIT B
COMPARISON OF FUNDAMENTAL INVESTMENT RESTRICTIONS OF
THE ACQUIRING FUND AND THE FUND
	Acquiring Fund	Fund
	The Acquiring Fund may not…	The Fund may not…
Borrowing
1. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those related to indices and options on futures contracts or indices shall not constitute borrowing.

2. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the entry into options, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

Senior Securities
8. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Fundamental Policies Nos. 1 (borrowing) and 7 (Real Estate; Oil and Gas) and Nonfundamental Policies Nos. 3 (pledging assets) and 8 (puts/calls) may be deemed to give rise to a senior security.

9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) other than preferred stock, except as permitted in Investment Restriction Nos. 2, 3, 4 and 7.
Commodities	See Fundamental Policy No. 7.
7. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indexes, and options on futures contracts or indexes, as described in the Fund's prospectus.

Acquiring Fund	Fund
The Acquiring Fund may not…	The Fund may not…
Industry Concentration
4. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this Fundamental Policy, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an industry.

10. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of municipal obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Lending Portfolio Securities; Loans
5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Acquiring Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Directors.

8. Lend any funds or other assets except through the purchase of all or a portion of securities or obligations of the type in which the Fund may invest; however, it may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board of Directors.

Real Estate; Oil and Gas
7. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Acquiring Fund from purchasing and selling options, forward contracts, futures contracts, including those related to indices and options on futures contracts or indices.
6. Purchase, hold or deal in real estate or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or interests therein.

Acquiring Fund	Fund
The Acquiring Fund may not…	The Fund may not…
Underwriting
10. Underwrite the securities of other issuers, except that the Acquiring Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Acquiring Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.
5. Underwrite any issue of securities, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
Pledging Assets
Non-Fundamental No. 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices and options on futures contracts or indices.

3. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Short Selling	N/A
4. Sell securities short or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures.

Acquiring Fund	Fund
The Acquiring Fund may not…	The Fund may not…
Other Investment Companies	Non-Fundamental No. 4. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.
11. Purchase securities of other investment companies except (a) in the open market where no commissions except the ordinary broker's commissions are paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger, sale of assets or consolidation.

Other Investments
Non-Fundamental No. 6. Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Acquiring Fund's prospectus.
1. Purchase securities other than municipal obligations and Taxable Investments or as provided in Investment Restriction Nos. 7 and 11 or otherwise in the Fund's prospectus.
Margin
6. Purchase securities on margin, but the Acquiring Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices and options on futures contracts or indices.
N/A
Puts/Calls	Non-Fundamental No. 8. Purchase, sell or write puts, calls or combinations thereof, except as described in the Acquiring Fund's prospectus and Statement of Additional Information.	N/A

For purposes of issuer diversification, as a Fundamental Policy, each of fund, with respect to 75% of its total assets, may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

EXHIBIT C
DESCRIPTION OF THE ACQUIRING COMPANY'S DIRECTORS
Directors of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships during the past five years, are shown below.  All of the members of the Acquiring Company's Board of Directors are Independent Directors.
Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino 1943 Chairman of the Board of Directors	Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as listed herein)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997 – May 2023)
Joan L. Gulley 1947 Director
Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)
Orchard Island Club, golf and beach club, Governor (2016 – February 2025) and President (February 2023 – February 2025)
N/A
Alan H. Howard 1959 Director
Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008 – Present)
Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012 – 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012 – 2019), including Chief Executive Officer of Dynatech International LLC (2013 – 2019)
Rossoff & Co., an independent investment banking firm, Senior Advisor (2013 – June 2021)

Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997 – Present)

Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020 – April 2021)

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Robin A. Melvin 1963 Director
Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019 –June 2023)
Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014 – March 2020); Board Member (2013 – March 2020)
JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021 – June 2022)

HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021 – Present)
HPS Corporate Capital Solutions Fund, a closed-end management investment company regulated as a business development company, Trustee (December 2023 – Present)

Burton N. Wallack 1950 Director	Wallack Management Company, a real estate management company, President and Co-owner (1987 – Present)	Mount Sinai Hospital Urology, Board Member (2017 – Present)
Benaree Pratt Wiley 1946 Director	The Wiley Group, a firm specializing in strategy and business development, Principal (2005 – Present)	CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008 – Present) Blue Cross Blue Shield of Massachusetts, Director (2004 – December 2020)
1 Each of the Acquiring Company's directors serves on its Board of Director's Audit, Nominating, Compensation, Litigation and Pricing Committees, except that Mr. DiMartino does not serve on the Compensation Committee.
Advisory Board Member
Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Gordon J. Davis 1941 Advisory Board Member	Venable LLP, a law firm, Partner (2012 – Present)	BNY Mellon Family of Funds (53 funds), Board Member (1995 – August 2021)

Each director of the Acquiring Company, except Ms. Gulley and Mr. Howard, has been a board member of other funds in the BNY Mellon Family of Funds for over 20 years.  Ms. Gulley was in the asset management business for more than 30 years prior to her retirement in 2014.  Mr. Howard has over 30 years of experience in investment banking, including experience advising asset managers.  Additional information about each director of the Acquiring Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such director possesses which the Board of Directors of the Acquiring Company believes has prepared them to be effective directors.  The Board of Directors of the Acquiring Company believes that the significance of each director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness.  However, the Board of Directors of the Acquiring Company, as does the Board of the Fund, believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of Directors of the Acquiring Company believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a director's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a director (including the Board of Directors of the Acquiring Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the nominating committee of the Board of Directors of the Acquiring Company contains certain other factors considered by the committee in identifying and evaluating potential director nominees.  To assist them in evaluating matters under federal and state law, the directors of the Acquiring Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with BNYM Investment Adviser, and also may benefit from information provided by BNYM Investment Adviser's counsel.  The Board of Directors of the Acquiring Company and its committees have the ability to engage other experts as appropriate.  The Acquiring Company's Board of Directors evaluates its performance on an annual basis.
•
Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the BNY Mellon Family of Funds for over 25 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of The Dreyfus Corporation ("Dreyfus"), the predecessor company of BNYM Investment Adviser (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director.  He ceased being an employee or director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•
Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014.  In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets.  Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity.  Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C.  Ms. Gulley served as a Governor and President of the Orchard Island Club until February 2025 and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

•
Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is a member of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches, and serves as lead independent director, chairman of the compensation and human capital committee and a member of the board's audit committee. Since April

2022, Mr. Howard is also a member of the Board of Directors of New England Expert Technologies Corp. (formerly, Valley Precision Parts Corporation), a privately held manufacturer of complex, close tolerance and precision-machined parts and assemblies for a variety of industries and applications. Mr. Howard served as a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets from 2013 until June 2021. He was also a member of the Board of Directors of Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, and served as lead independent director, chairman of the audit committee and a member of the board's finance and executive committees from 2020 until April 2021. Mr. Howard also served as the President of Dynatech/MPX Holdings LLC (D/M Holdings), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines from 2012 through 2019. Mr. Howard also was a member of the Board of Directors of D/M Holdings from 2012 to 2019, and served as chief executive officer of one of its two operating companies (Dynatech International LLC), while also serving on the boards of the two operating companies (Dynatech International LLC and Military Parts Exchange LLC). From 2008 through 2010, Mr. Howard was Managing Partner of S3 Strategic Advisors LLC, which provides strategic advice to hedge funds and asset managers. Prior to 2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC (CSFB), an international provider of financial services. He had been with CSFB and its predecessor companies since 1985. As a Managing Director in the Global Industrial and Services Investment Banking Group, he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.

•
Robin A. Melvin – From 2014 to 2020, Ms. Melvin served as Co-Chair of Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and served as a Board member from 2013 to 2020.  Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012.  In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.  Ms. Melvin serves as a Director with Northwestern Memorial Hospital Board of Directors (March 2024 to present), an academic medical center, and served as a Board member of JDRF, a non-profit juvenile diabetes research foundation from June 2021 to June 2022. She also serves as a Trustee of HPS Corporate Lending Fund (August 2021 to present) and HPS Corporate Capital Solutions Fund (December 2023 to present), each a closed-end management investment company regulated as a business development company, and served as a Trustee of Westover School, a private girls boarding school in Middlebury, Connecticut, from 2019 to June 2023.

•
Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.  He also serves as a Board member for Mount Sinai Hospital Urology.

•
Benaree Pratt Wiley – Ms. Wiley is a corporate director and trustee.  For fifteen years, Ms. Wiley was the President and Chief Executive Officer of The Partnership, Inc., an organization that strengthened Greater Boston's capacity to attract, retain and develop talented professionals of color.  Ms. Wiley currently serves on the Board of CBIZ (NYSE:CBZ).  She has served as the Chair of PepsiCo's African American Advisory Board, and formerly served on the Board of First Albany (NASDAQ: FACT) and Blue Cross – Blue Shield of Massachusetts. Her civic activities include serving on the Boards of Dress for Success Boston, Partners Continuing Care and Spaulding Hospital, the Black Philanthropy Fund and Howard University where she served as Vice Chair until June 2021.
Advisory Board Member
•
Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations.  Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012.  Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).  He served as a director of the Acquiring Fund until August 2021, and as an emeritus director until October 31, 2021.  He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

EXHIBIT D
DESCRIPTION OF ACQUIRING FUND PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES AND SHAREHOLDER SERVICES
The Acquiring Fund is designed primarily for people who are investing through third party intermediaries that have entered into selling agreements with the Acquiring Fund's distributor, such as banks, brokers, dealers or financial advisers (collectively, financial intermediaries). Financial intermediaries with whom you open a fund account may have different policies and procedures than those described in the Acquiring Fund's prospectus or Statement of Additional Information.  To be eligible for the share classes and/or shareholder privileges or services described in the Acquiring Fund's prospectus or Statement of Additional Information, you may need to open a fund account directly with the Acquiring Fund or a financial intermediary that offers such classes and/or privileges or services.  Financial intermediaries purchasing Acquiring Fund shares on behalf of their clients determine the class of shares available for their clients.  Consult a representative of your financial intermediary for further information.
The Acquiring Fund reserves the right to reject any purchase or exchange request in whole or in part.  All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the Acquiring Fund's Statement of Additional Information.  Please see the Acquiring Fund's prospectus and Statement of Additional Information for additional information on buying and selling shares, privileges and other shareholder services.
Buying and Selling Acquiring Fund Shares
BNYM Investment Adviser calculates Acquiring Fund net asset values as of the scheduled close of trading on the NYSE (usually 4:00 p.m. Eastern Time) on days the NYSE is scheduled to be open for regular business.  You may buy, exchange or redeem shares at their net asset value next calculated after your order is received in proper form by the Acquiring Fund's transfer agent or other authorized entity, adjusted for any applicable sales charge.  When calculating net asset values, BNYM Investment Adviser generally values fixed-income investments based on values supplied by an independent pricing service approved by the Acquiring Company's Board of Directors.  The pricing service's procedures are reviewed under the general supervision of the Acquiring Company's Board of Directors.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the Acquiring Fund may value those investments at fair value as determined in accordance with procedures approved by the Acquiring Company's Board of Directors.  Fair value of investments may be determined by BNYM Investment Adviser, as the Acquiring Fund's Valuation Designee, using such information as it deems appropriate under the circumstances.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Over-the-counter derivative instruments generally will be valued based on values supplied by an independent pricing service approved by the Acquiring Company's Board of Directors.  Futures contracts will be valued at the most recent settlement price.
How to Buy Acquiring Fund Shares.
By Mail.  To purchase additional Acquiring Fund shares, mail a check payable to The BNY Mellon Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.
Mailing Address.  If you are investing directly through the Acquiring Fund, mail to:

BNY Shareholder Services
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434
If you are investing through a third party, such as a bank, broker-dealer or financial adviser, mail to:
BNY Institutional Services
P.O. Box 534442
Pittsburgh, Pennsylvania 15253-4442
Electronic Check or Wire.  To purchase Acquiring Fund shares by wire or electronic check, please call 1-800-373-9387 (inside the U.S. only) for more information.
Telephone or Online.  To purchase additional Acquiring Fund shares by telephone or online, you can call 1-800-373-9387 (inside the U.S. only) or visit www.bny.com/investments to request your transaction.  In order to do so, you must have elected the TeleTransfer Privilege on your account application or a Shareholder Services Form.
Automatically.  You may purchase additional Acquiring Fund shares by selecting one of the automatic investment services made available to the Acquiring Fund on your account application or service application.
Minimum Investment.  The minimum initial and subsequent investment (except as set forth below) is $1,000 and $100, respectively.  Subsequent investments made through TeleTransfer are subject to a $100 minimum and a $150,000 maximum.  All investments must be in U.S. dollars.  Third-party checks, cash, travelers' checks or money orders will not be accepted.  A fee may be charged for any check that does not clear.
How to Sell Acquiring Fund Shares.
You may sell (redeem) Acquiring Fund shares at any time.  Your shares will be sold at the next net asset value calculated after your order is received in proper form by the Acquiring Fund's transfer agent or other authorized entity, less any applicable CDSC.  Your order will be processed promptly.
If you request the Acquiring Fund to transmit your redemption proceeds to you by check, the Acquiring Fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form.  If you request the Acquiring Fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the Acquiring Fund has your bank account information on file, the Acquiring Fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form.  Payment of redemption proceeds may take longer than the number of days the Acquiring Fund typically expects and may take up to seven days after your order is received in proper form by the Acquiring Fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.
The processing of Acquiring Fund shares redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the Acquiring Fund or the determination of the fair value of the Acquiring Fund's net assets not reasonably practicable; or (iii) as permitted by order of the Commission for the protection of Acquiring Fund shareholders.  For these purposes, the Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.
Before selling or writing a check against Acquiring Fund shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

•
if you send a written request to sell such shares, the Acquiring Fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the Acquiring Fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

•
the Acquiring Fund will not honor redemption checks or process wire, telephone, online or TeleTransfer redemption requests for up to eight business days following the purchase of those shares or until the Acquiring Fund receives verification of clearance of the funds used to purchase such shares, whichever is earlier

Under normal circumstances, the Acquiring Fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash.  In addition, the Acquiring Fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests.  The Acquiring Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the Acquiring Fund's investment portfolio enables it to do so.  Generally, a redemption in-kind may be made under the following circumstances:  (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the Acquiring Fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the Acquiring Fund and (iii) is in the best interests of the Acquiring Fund; (2) to manage liquidity risk (i.e., the risk that the Acquiring Fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the Acquiring Company's Board of Directors in other circumstances identified by BNYM Investment Adviser.  Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the Acquiring Fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares.  Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.
By Mail.  To redeem Acquiring Fund shares by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to the appropriate address below.
Mailing Address.  If you invested directly through the Acquiring Fund, mail to:
BNY Shareholder Services
P.O. Box 534434
Pittsburgh, Pennsylvania 15253-4434
If you invested through a third party, such as a bank, broker-dealer or financial adviser, mail to:
BNY Institutional Services
P.O. Box 534442
Pittsburgh, Pennsylvania 15253-4442
A medallion signature guarantee is required for some written sell orders.  These include:
•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
•	requests to send the proceeds to a different payee or address
•	amounts of $100,000 or more
A medallion signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online.  To redeem Acquiring Fund shares by telephone or online, call 1-800-373-9387 (inside the U.S. only) or, for regular accounts, visit www.bny.com/investments to request your transaction.
By calling 1-800-373-9387 (inside the U.S. only), you may speak to a BNY representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  For redemption requests made online through www.bny.com/investments or through the Express voice-activated account access system, there is a $100,000 per day limit.
Automatically.  You may sell Acquiring Fund shares by completing an Automatic Withdrawal Form which you can obtain by calling 1-800-373-9387 (inside the U.S. only), visiting www.bny.com/investments or contacting your financial representative.
The Acquiring Company's Board of Directors has adopted policies that seek to discourage excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  BNYM Investment Adviser monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, BNYM Investment Adviser evaluates trading activity in the account for evidence of frequent trading.  If BNYM Investment Adviser concludes the account is likely to engage in frequent trading, BNYM Investment Adviser may cancel or revoke the purchase or exchange on the following business day.  BNYM Investment Adviser may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, BNYM Investment Adviser may apply these restrictions across all accounts under common ownership, control or perceived affiliation.
Acquiring Fund Exchanges
Generally, you can exchange Acquiring Fund shares worth $500 or more into shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds.  However, if you hold Acquiring Fund shares through financial intermediary brokerage platforms, you may only exchange Acquiring Fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.  You can request your exchange by calling 1‑800‑373‑9387 (inside the U.S. only) or your financial representative.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.
Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request (i.e., the request is received by the latest time each fund calculates its net asset value for that business day).  If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the net asset value for the fund has been calculated for that business day), the exchange will be processed on the next business day.
Services for Acquiring Fund Investors
The following services may be available to Acquiring Fund investors.  If you purchase Acquiring Fund shares through a third party financial intermediary, the financial intermediary may impose different restrictions on these services and privileges, or may not make them available at all.  Consult a representative of your financial intermediary for further information.
Automatic Services
Buying or selling Acquiring Fund shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  For information, call 1‑800‑373‑9387 (inside the U.S. only) or your financial representative.

Automatic Asset Builder permits you to purchase Acquiring Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.
Payroll Savings Plan permits you to purchase Acquiring Fund shares (minimum of $100 per transaction) automatically through a payroll deduction.
Government Direct Deposit permits you to purchase Acquiring Fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.
Dividend Sweep permits you to automatically reinvest dividends and distributions from the Acquiring Fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds.  However, if you hold Acquiring Fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends and distributions from the Acquiring Fund only in shares of the same class of another fund in the BNY Mellon Family of Funds.
Auto-Exchange Privilege permits you to exchange at regular intervals your Acquiring Fund shares for shares of the same class, or another class in which you are eligible to invest, of another fund in the BNY Mellon Family of Funds.  However, if you hold Acquiring Fund shares through financial intermediary brokerage platforms, you may only exchange Acquiring Fund shares for shares of the same class of another fund in the BNY Mellon Family of Funds.
Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000.  Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.
Conversion Feature
Shares of one class of the Acquiring Fund may be converted into shares of another class of the Acquiring Fund, provided you meet the eligibility requirements for investing in the new share class.  Except as otherwise disclosed in the Acquiring Fund's prospectus, Acquiring Fund shares subject to a CDSC at the time of the requested conversion are not eligible for conversion.  The Acquiring Fund reserves the right to refuse any conversion request.
Wire Redemption and TeleTransfer Privileges
To redeem Acquiring Fund shares from your fund account with a phone call or online, use the Wire Redemption Privilege or the TeleTransfer Privilege.  To purchase additional shares in your fund account with a phone call or online, use the TeleTransfer Privilege.  You can set up the Wire Redemption Privilege and TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1‑800‑373‑9387 (inside the U.S. only), visiting www.bny.com/investments or contacting your financial representative.
Account Statements
Every investor in a fund in the BNY Mellon Family of Funds automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.
Reinvestment Privilege
If you redeem Class A shares of the Acquiring Fund, you can reinvest in the same account of the Acquiring Fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once and your reinvestment request must be received in writing by the Acquiring Fund within 45 days of the redemption.
Checkwriting Privilege
You may write redemption checks against your account for Class A shares of the Acquiring Fund in amounts of $500 or more.  These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason.  Please do not postdate your checks or use them to close your account.  If you request checkwriting privileges, allow approximately two weeks after the Acquiring Fund's receipt of your initial investment for receipt of your checkbook.
By requesting checkwriting privileges, you agree that you will use care in safeguarding unsigned checks against theft or unauthorized use and will inform the Acquiring Fund or the Acquiring Fund's transfer agent if any of your checks are stolen or missing, and that you will not use unmonitored, uncontrolled check stock sourced by you.  You further agree that you will be responsible for maintaining security over any device used for your signature, such as a facsimile signature, stamp or other device, and you acknowledge that any signature made on a check using any such device will be effective as your signature, irrespective of whether the person affixing it was authorized to do so.  You acknowledge that if you voluntarily provide information about your account, such as the account number and the bank's routing and transit number, to any person in connection with your purchase of goods or services or to a person who is trying to collect a payment from you, any debit related to your account initiated by that person will be deemed to have been authorized by you.
By requesting checkwriting privileges, you further agree that you will promptly review your account statements and other information sent to you by the Acquiring Fund as soon as you receive it.  If you believe any statement you receive contains an error or includes an unauthorized, forged, or altered check, you agree to notify the Acquiring Fund or the Acquiring Fund's transfer agent immediately in writing.  You must report any errors or irregularities to the Acquiring Fund or the Acquiring Fund's transfer agent within thirty (30) days from the date of the statement you receive and must identify the particular items that you consider to contain an error or to be forged, altered or otherwise unauthorized.  If you do not notify the Acquiring Fund or the Acquiring Fund's transfer agent within the required period of time, your account statement will be deemed to be correct and all items properly charged, and you will be precluded from recovering any amounts that you later claim were unauthorized with respect to a payment reflected on that statement.  You further agree that neither the Acquiring Fund nor the Acquiring Fund's transfer agent will be liable if you fail to exercise ordinary care in examining your statements.  The Acquiring Fund or the Acquiring Fund's transfer agent have the right to assert any legally available defenses to any claim you may assert regarding items paid from your account.
Express Voice-Activated Account Access System
You can check your account balances, get Acquiring Fund price and performance information, order documents and much more, by calling 1-800-373-9387 (inside the U.S. only) and using the Express voice-activated account access system.  You may also be able to purchase Acquiring Fund shares and/or transfer money between your funds in the BNY Mellon Family of Funds using the Express voice-activated account access system.  Certain requests require the services of a representative.

PRELIMINARY COPY
BNY MELLON MUNICIPAL INCOME, INC.
240 Greenwich Street
New York, NY  10286

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
Monday, June 2, 2025
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND (AS DEFINED BELOW) AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED
The undersigned shareholder of BNY Mellon Municipal Income, Inc. (the "Fund"), a Maryland corporation, hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on April 9, 2025, at a Special Meeting of Stockholders to be held over the Internet in a virtual meeting format only at 10:00 a.m., Eastern Time, on Monday, June 2, 2025, and at any and all postponements or adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.
RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROSPECTUS/PROXY STATEMENT, EACH OF WHICH IS INCORPORATED HEREIN BY REFERENCE, IS HEREBY ACKNOWLEDGED.  SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS INSTRUCTED.  PLEASE SIGN AND DATE BELOW.  IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE SIDE. ONLY MATTERS SET FORTH IN THE NOTICE OF THE SPECIAL MEETING WILL BE CONSIDERED AND VOTED ON.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 2, 2025.
The Letter to Shareholders, Notice of Special Meeting of Stockholders, and Prospectus/Proxy Statement and Form of Proxy Card are available at www.bny.com/proxy.  Please see Prospectus/Proxy Statement for information on how to obtain directions to be able to attend and vote virtually at the Special Meeting of Stockholders.

Questions?  If you have any questions about how to vote your proxy or about the Special Meeting of Stockholders, please call toll-free 1-866-796-7181.  Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

CONTROL NUMBER

This section must be completed for your vote to be counted.
AUTHORIZED SIGNATURE(S)

Signature(s) and Title(s), if applicable   Sign in the box above Date
Note: Please sign exactly as your name(s) appear(s) on this proxy card.  If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign.  If shares are held jointly, each holder should sign.  If a corporation, the signature should be that of an authorized officer who should state his or her title.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE CAST YOUR VOTE TODAY!

IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR CASTING YOUR VOTE

PLEASE SIGN AND DATE ON THE REVERSE SIDE
This proxy is solicited on behalf of the Board of Directors.  It will be voted as specified.
If no specification is made and the proxy card is executed, this proxy shall be voted "FOR" the proposal.  The Board of Directors has voted in favor of the proposal and recommends that you vote "FOR" the proposal.

""
TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example:  ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund"), a series of BNY Mellon Municipal Funds, Inc., an open-end investment company, in exchange solely for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its common shares, in liquidation of the Fund, after which the Fund will cease operations and will be dissolved.
	O	O	O

The Fund's Board of Directors recommends you vote "FOR" approval of the Plan of Reorganization.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STATEMENT OF ADDITIONAL INFORMATION
APRIL [__], 2025
Acquisition of the Assets of
BNY MELLON MUNICIPAL INCOME, INC.
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387
By and in Exchange for Class A Shares of
BNY MELLON AMT-FREE MUNICIPAL BOND FUND
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-373-9387
This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated April [__], 2025 relating specifically to the proposed transfer of all of the assets and liabilities of BNY Mellon Municipal Income, Inc. (the "Fund") in exchange for Class A shares of BNY Mellon AMT-Free Municipal Bond Fund (the "Acquiring Fund").  With respect to the Fund, the transfer is to occur pursuant to an Agreement and Plan of Reorganization.  The following documents are incorporated herein by reference:
1.	The Acquiring Fund's Statement of Additional Information dated December 31, 2024, filed on December 23, 2024 (File No. 033-42162).
2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2024, filed on October 29, 2024 (File No. 811-06377).
3.	The Fund's Annual Report for the fiscal year ended September 30, 2024, filed on November 29, 2024 (File No. 811-05652).

SUPPLEMENTAL FINANCIAL INFORMATION
Tables showing the fees and expenses of the Acquiring Fund and the Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.
The Reorganization will not result in a material change in the Fund's investment portfolio due to the investment restrictions of the Acquiring Fund.  As a result, a schedule of investments of the Fund modified to show the effects of such change is not required and is not included.
There are no material differences in accounting policies of the Fund as compared to those of the Acquiring Fund.
The Acquiring Fund will be the accounting survivor in the Reorganization.

BNY MELLON MUNICIPAL FUNDS, INC.
PART C
OTHER INFORMATION
_________________________

Item 15.
Indemnification.
The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 67 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on October 29, 2024. (File No. 033-42162) ("Post-Effective Amendment No. 67").

Item 16.	Exhibits.
(1)(a)
Articles of Incorporation, dated August 8, 1991, and Articles of Amendment, dated August 12, 1991, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 1, 1996 ("Post-Effective Amendment No. 10").

(1)(b)
Certificate of Correction to Articles of Amendment and Certificate of Correction to Articles Supplementary is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 29, 2003.

(1)(c)	Articles Supplementary is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on October 16, 2008.

(1)(d)	Articles Supplementary is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on December 15, 2008.

(1)(e)	Form of Articles Supplementary is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on June 26, 2013.

(1)(f)
Articles of Amendment is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, filed on December 20, 2019 ("Post-Effective Amendment No. 61").

(2)
Amended and Restated By-Laws is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on December 28, 2011 ("Post-Effective Amendment No. 38").

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization is filed as Exhibit A to the Prospectus/Proxy Statement incorporated herewith.

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., dated August 24, 1994, as amended September 1, 2021, is incorporated herein by reference to Exhibit

(d)(1) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, filed on December 20, 2021 ("Post-Effective Amendment No. 64").

(6)(b)
Sub-Investment Agreement between BNY Mellon Investment Adviser, Inc. and Insight North America LLC, dated September 1, 2021, is incorporated herein by reference to (d)(2) of Post-Effective Amendment No. 64.

(7)(a)
Expense Limitation Agreement with respect to BNY Mellon AMT-Free Municipal Bond Fund, effective December 31, 2024 is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 67.

(7)(b)	Amended and Restated Distribution Agreement is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 61.

(7)(c)	Forms of Broker-Dealer Selling Agreement is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 64.

(7)(d)	Forms of Bank Selling Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 64.

(7)(e)	Form of Service Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed on December 23, 2016.

(8)	Not applicable.

(9)(a)	Custody Agreement is incorporated herein by reference to Exhibit (g)(1) of Post-Effective Amendment No. 38.

(9)(b)	Amendment to the Custody Agreement is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed on December 26, 2013.

(9)(c)	Foreign Custody Manager Agreement is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(9)(d)	Second Amendment to Custody Agreement is incorporated herein by reference (g)(4) of Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A, filed on March 23, 2017.

(9)(e)
Third Amendment to Custody Agreement between the Registrant and the Bank of New York Mellon, dated April 1, 2023 is incorporated herein by reference to Exhibit (g)(5) of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A, filed on December 22, 2023 ("Post-Effective Amendment No. 66").

(10)(a)	Shareholder Services Plan for Class A and Class C shares is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 61.

(10)(b)	Shareholder Services Plan for Class Z shares is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 61.

(10(c)	Distribution Plan is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 61.

(10)(d)	Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 66.

(11)(a)	Opinion and consent of Registrant's counsel is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 10.

(11)(b)	Opinion and consent of Maryland Counsel.*

(12)	Form of Opinion and Consent of Counsel regarding tax matters.*

(13)	Not applicable.

(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant.*

(15)	Not applicable.

(16)	Power of Attorney.*

(17)(a)
Transfer Agency Agreement between the Registrant and Dreyfus Transfer, Inc., effective May 29, 2012, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on December 26, 2012.

(17)(b)
Amendment No. 1 to the Transfer Agency Agreement between the Registrant and BNY Mellon Transfer, Inc., effective September 3, 2021 is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 65 to the Registration Statement on Form N-1A, filed on December 22, 2022.

(17)(c)	Revised Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 64.

(17)(d)	Code of Ethics for the Non-management Board Members of the BNY Mellon Family of Funds is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 63.

_________________
* Filed herewith.

Item 17.	Undertakings.
(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.
(4)
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

INDEX OF EXHIBITS
Exhibits
(11)(b)	Opinion and Consent of Maryland Counsel
(12)	Form of Opinion and Consent of Counsel regarding tax matters
(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant
(16)	Power of Attorney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registration Statement has been signed on behalf of the Registrant, in the City of New York, and the State of New York on the 6th day of March 2025.
BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.
By:  /s/ Sarah S. Kelleher
Sarah S. Kelleher, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signatures	Title	Date

/s/ David DiPetrillo	President (Principal Executive Officer)	3/6/2025
David DiPetrillo

/s/ James Windels	Treasurer (Principal Financial and Accounting Officer)	3/6/2025
James Windels

/s/ Joseph S. DiMartino	Chairman of the Board	3/6/2025
Joseph S. DiMartino

/s/ Joan L. Gulley	Board Member	3/6/2025
Joan L. Gulley

/s/ Alan H. Howard	Board Member	3/6/2025
Alan H. Howard

/s/ Robin A. Melvin	Board Member	3/6/2025
Robin A. Melvin

/s/ Burton N. Wallack	Board Member	3/6/2025
Burton N. Wallack

/s/ Benaree Pratt Wiley	Board Member	3/6/2025
Benaree Pratt Wiley